UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2010.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-

protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital US Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged US investment-grade debt securities, for the six- and 12-month periods ended October 31, 2010.

The Portfolio outperformed the benchmark, for the 12-month period ended October 31, 2010, before sales charges. Performance was driven primarily by sector allocation. Overweight positions in commercial mortgage-backed securities (CMBS) and investment grade corporates, as

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

well as exposure to high yield corporates and bank loans, contributed positively to relative performance. An underweight to governments was also positive. Overall security selection was positive, particularly in the Portfolio’s investment grade and asset-backed holdings while CMBS security selection detracted. The Portfolio’s overall currency positioning was flat as positive long positions in the Australian dollar, Swedish krona and Korean won were offset by a short position in the Japanese yen and long position in the Norwegian krone. Yield curve positioning, specifically an overweight in the five- to 10-year area of the yield curve, also contributed positively.

Class A shares of the Portfolio outperformed the benchmark for the six-month period ended October 31, 2010, before sales charges. Yield curve positioning was the primary positive contributor followed by security selection within the Portfolio’s investment grade corporate holdings. Within the Portfolio’s sector positioning, an overweight in investment grade corporates and an underweight to agency mortgages detracted while an overweight to CMBS and exposure to high yield contributed positively. Through the use of derivatives, including interest rate futures, the Portfolio’s US Treasury futures holdings had a positive impact on performance for both periods.

Market Review and Investment Strategy

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip in the US economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety along with renewed concern about Ireland.

Most major fixed income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the annual period under review, CMBS returned 21.63%, followed by high yield corporates at 19.35% and investment grade corporates at 11.61%. All three sectors saw significant spread compression. Asset-backed securities led by the home equity sector returned 7.81%. The

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

agency mortgage backed sector followed returning 5.99% for the annual period. Treasury securities returned 7.20% as yields significantly declined across the maturity spectrum. All returns are according to the Barclays Capital Indices.

With government bond yields still very low by historical standards, the Portfolio continued to hold overweight allocations to investment grade corporate bonds and CMBS and maintain exposure to high yield and bank loans. From a fundamental perspective the US Investment Grade Core Fixed

Income Team (the “Team”) continues to see a positive outlook for corporates and consequently the Team still sees credit as offering good value. Earnings continued to be strong with almost three quarters of companies in the S&P beating earnings estimates in the third quarter. Revenues have also been running strong. While the Team remains confident that the global economic recovery, powered by strong growth in emerging market economies should remain on track, a host of uncertainties are likely to keep financial-market volatility high.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. Barclays Capital US Aggregate Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	5.36%	11.17%

Class B**	4.99%	10.40%

Class C	5.00%	10.42%

Advisor Class†	5.61%	11.59%

Class R†	5.25%	10.94%

Class K†	5.48%	11.21%

Class I†	5.60%	11.59%

Barclays Capital US Aggregate Bond Index	5.33%	8.01%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the 12-month period ended October 31, 2010, by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			2.67%
1 Year	11.17%	6.40%
5 Years	6.12%	5.20%
10 Years	5.73%	5.28%

Class B Shares			2.09%
1 Year	10.40%	7.40%
5 Years	5.47%	5.47%
10 Years(a)	5.35%	5.35%

Class C Shares			2.10%
1 Year	10.42%	9.42%
5 Years	5.39%	5.39%
10 Years	5.01%	5.01%

Advisor Class Shares**			3.09%
1 Year	11.59%	11.59%
5 Years	6.45%	6.45%
10 Years	6.06%	6.06%

Class R Shares**			2.59%
1 Year	10.94%	10.94%
5 Years	5.90%	5.90%
Since Inception†	4.98%	4.98%

Class K Shares**			2.84%
1 Year	11.21%	11.21%
5 Years	6.16%	6.16%
Since Inception†	5.57%	5.57%

Class I Shares**			3.09%
1 Year	11.59%	11.59%
5 Years	6.45%	6.45%
Since Inception†	5.85%	5.85%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11%, 1.87%, 1.82%, 0.80%, 1.38%, 1.05% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80%, and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/ reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	7.18%
5 Years	4.89%
10 Years	5.27%

Class B Shares
1 Year	8.14%
5 Years	5.19%
10 Years(a)	5.32%

Class C Shares
1 Year	10.16%
5 Years	5.09%
10 Years	5.00%

Advisor Class Shares†
1 Year	12.34%
5 Years	6.15%
10 Years	6.06%

Class R Shares†
1 Year	11.69%
5 Years	5.60%
Since Inception*	4.96%

Class K Shares†
1 Year	11.96%
5 Years	5.86%
Since Inception*	5.55%

Class I Shares†
1 Year	12.34%
5 Years	6.15%
Since Inception*	5.83%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,053.57	$1,020.87	$4.45	$4.38
Class B	$1,000	$1,000	$1,049.91	$1,017.34	$8.06	$7.93
Class C	$1,000	$1,000	$1,049.98	$1,017.34	$8.06	$7.93
Advisor Class	$1,000	$1,000	$1,056.08	$1,022.38	$2.90	$2.85
Class R	$1,000	$1,000	$1,052.50	$1,019.91	$5.43	$5.35
Class K	$1,000	$1,000	$1,054.76	$1,021.12	$4.20	$4.13
Class I	$1,000	$1,000	$1,056.04	$1,022.33	$2.95	$2.91
*	Expenses are equal to the classes’ annualized expense ratios of 0.86%, 1.56%, 1.56%, 0.56%, 1.05%, 0.81% and 0.57%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $597.1

*	All data are as of October 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2010

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 29.6%
Industrial – 14.2%
Basic – 2.7%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	553	$604,466
Anglo American Capital PLC 9.375%, 4/08/19(a)		885	1,206,232
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		855	913,138
ArcelorMittal 6.125%, 6/01/18		1,470	1,607,673
ArcelorMittal USA, Inc. 6.50%, 4/15/14		150	166,835
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		1,116	1,382,281
Dow Chemical Co. (The) 7.375%, 11/01/29		15	17,507
7.60%, 5/15/14		762	896,535
8.55%, 5/15/19		1,059	1,360,113
Eastman Chemical Co. 5.50%, 11/15/19		183	201,017
International Paper Co. 5.30%, 4/01/15		235	260,449
7.50%, 8/15/21		569	693,861
7.95%, 6/15/18		830	1,014,860
Packaging Corp. of America 5.75%, 8/01/13		870	942,547
PPG Industries, Inc. 5.75%, 3/15/13		1,125	1,232,220
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		1,385	1,701,611
Teck Resources Ltd. 6.00%, 8/15/40		90	93,879
Vale Inco Ltd. 7.75%, 5/15/12		1,650	1,795,799

			16,091,023

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		132	143,475
Lafarge SA 6.15%, 7/15/11		784	810,960
Owens Corning 6.50%, 12/01/16		955	1,038,504
Republic Services, Inc. 5.25%, 11/15/21		508	563,521
5.50%, 9/15/19		753	852,558

			3,409,018

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.6%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	270	$309,702
CBS Corp. 8.875%, 5/15/19		1,305	1,690,761
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		174	247,105
Comcast Corp. 5.50%, 3/15/11		313	318,644
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		525	576,304
6.375%, 6/15/15		100	103,500
News America Holdings, Inc. 9.25%, 2/01/13		310	363,080
News America, Inc. 6.55%, 3/15/33		142	154,047
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		530	695,966
RR Donnelley & Sons Co. 4.95%, 4/01/14		85	88,852
11.25%, 2/01/19		740	952,669
Time Warner Cable, Inc. 5.00%, 2/01/20		740	802,986
7.50%, 4/01/14		1,055	1,244,157
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	435,514
WPP Finance UK 5.875%, 6/15/14		149	166,270
8.00%, 9/15/14		1,320	1,572,385

			9,721,942

Communications - Telecommunications – 1.8%
America Movil SAB de CV 5.00%, 3/30/20		1,246	1,361,862
American Tower Corp. 5.05%, 9/01/20		1,185	1,237,154
British Telecommunications PLC 5.15%, 1/15/13		770	830,529
9.375%, 12/15/10		524	529,416
Embarq Corp. 7.082%, 6/01/16		1,470	1,678,500
Qwest Corp. 7.50%, 10/01/14		1,085	1,239,613
7.875%, 9/01/11		285	300,319
Telecom Italia Capital SA 6.175%, 6/18/14		1,150	1,284,883

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.375%, 11/15/33	U.S.$	110	$110,102
7.175%, 6/18/19		515	620,973
United States Cellular Corp. 6.70%, 12/15/33		1,560	1,578,771

			10,772,122

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 5.75%, 9/08/11		455	473,673
7.30%, 1/15/12		464	496,732
7.75%, 1/18/11		173	175,489
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,088,265
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		1,035	1,107,353
Volvo Treasury AB 5.95%, 4/01/15(a)		1,196	1,316,205

			4,657,717

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		600	645,593
7.625%, 4/15/31		1,285	1,564,209
Viacom, Inc. 5.625%, 9/15/19		1,230	1,416,168

			3,625,970

Consumer Cyclical - Other – 0.5%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		1,370	1,484,296
MDC Holdings, Inc. 5.50%, 5/15/13		1,155	1,197,775
Toll Brothers Finance Corp. 5.15%, 5/15/15		35	35,822
6.875%, 11/15/12		9	9,617

			2,727,510

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		605	735,571

Consumer Non-Cyclical – 1.9%
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,460,759
Altria Group, Inc. 9.70%, 11/10/18		765	1,055,268
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	139,090
5.875%, 5/15/13		965	1,044,523

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	U.S.$	310	$339,797
Delhaize Group SA 5.875%, 2/01/14		335	378,918
Fortune Brands, Inc. 3.00%, 6/01/12		810	824,631
4.875%, 12/01/13		667	707,766
Kraft Foods, Inc. 6.25%, 6/01/12		2,340	2,536,335
Newell Rubbermaid, Inc. 5.50%, 4/15/13		535	582,241
Reynolds American, Inc. 7.25%, 6/01/13		1,520	1,708,573
Safeway, Inc. 6.50%, 3/01/11		82	83,448
Whirlpool Corp. 8.60%, 5/01/14		155	184,546

			11,045,895

Energy – 2.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,276	1,395,497
6.45%, 9/15/36		401	398,962
Baker Hughes, Inc. 6.50%, 11/15/13		610	707,607
BP Capital Markets PLC 4.50%, 10/01/20		1,043	1,080,367
4.75%, 3/10/19		211	224,277
Canadian Natural Resources Ltd. 5.15%, 2/01/13		435	472,394
Hess Corp. 7.875%, 10/01/29		98	124,467
8.125%, 2/15/19		394	519,688
Marathon Oil Corp. 7.50%, 2/15/19		413	531,871
Nabors Industries, Inc. 9.25%, 1/15/19		1,275	1,639,687
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,601,684
Noble Holding International Ltd. 4.90%, 8/01/20		108	118,943
Valero Energy Corp. 6.125%, 2/01/20		541	598,838
Weatherford International Ltd. 5.15%, 3/15/13		560	600,462
6.00%, 3/15/18		215	241,091
9.625%, 3/01/19		605	798,968

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Williams Cos., Inc. (The) 7.875%, 9/01/21	U.S.$	598	$714,602

			11,769,405

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		1,099	1,221,749

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	232,669
Computer Sciences Corp. 5.50%, 3/15/13		805	871,785
Motorola, Inc. 6.50%, 9/01/25		855	925,981
7.50%, 5/15/25		30	35,405
7.625%, 11/15/10		28	28,068
Xerox Corp. 8.25%, 5/15/14		1,250	1,503,261

			3,597,169

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		730	787,579
5.75%, 12/15/16		490	536,899

			1,324,478

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,498,246
Aviation Capital Group 7.125%, 10/15/20(a)		552	568,300
Con-way, Inc. 6.70%, 5/01/34		923	851,519
Ryder System, Inc. 5.85%, 11/01/16		383	432,085
7.20%, 9/01/15		369	435,424

			3,785,574

			84,485,143

Financial Institutions – 11.9%
Banking – 6.0%
American Express Co. 7.25%, 5/20/14		735	860,165
Bank of America Corp. 7.375%, 5/15/14		1,050	1,190,332
7.625%, 6/01/19		1,305	1,527,710
Series L 5.65%, 5/01/18		1,520	1,599,776

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	U.S.$	100	$103,583
BankAmerica Capital II Series 2 8.00%, 12/15/26		415	418,112
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		315	344,433
5.70%, 11/15/14		1,655	1,885,588
Citigroup, Inc. 5.50%, 4/11/13		520	562,988
6.50%, 8/19/13		1,015	1,132,528
8.50%, 5/22/19		2,190	2,749,933
Compass Bank 5.50%, 4/01/20		1,774	1,774,889
Countrywide Financial Corp. 6.25%, 5/15/16		62	66,130
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,430	1,589,175
7.50%, 2/15/19		990	1,191,716
JPMorgan Chase & Co. 4.40%, 7/22/20		2,060	2,096,225
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		1,695	1,602,402
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,475	1,491,421
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		586	619,858
Morgan Stanley 5.50%, 7/24/20		2,375	2,471,658
6.625%, 4/01/18		995	1,117,615
National Capital Trust II 5.486%, 3/23/15(a)		372	360,330
National City Bank/Cleveland OH 6.25%, 3/15/11		1,515	1,543,726
Nationwide Building Society 6.25%, 2/25/20(a)		1,415	1,554,775
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		1,500	1,507,854
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,622,640
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	195,677
Union Bank NA 5.95%, 5/11/16		1,580	1,782,362
Wachovia Corp. 5.50%, 5/01/13		485	533,541

			35,497,142

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	U.S.$	568	$604,542

Finance – 1.0%
General Electric Capital Corp. 4.80%, 5/01/13		2,960	3,202,622
HSBC Finance Corp. 7.00%, 5/15/12		845	912,793
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		1,960	1,967,848

			6,083,263

Insurance – 3.9%
Aetna, Inc. 6.00%, 6/15/16		435	513,544
Aflac, Inc. 3.45%, 8/15/15		240	250,858
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		650	740,860
Allstate Corp. (The) 6.125%, 5/15/37		1,520	1,504,800
Assurant, Inc. 5.625%, 2/15/14		92	98,523
CIGNA Corp. 5.125%, 6/15/20		485	526,800
Coventry Health Care, Inc. 5.95%, 3/15/17		295	301,047
6.125%, 1/15/15		115	120,903
6.30%, 8/15/14		900	957,354
Genworth Financial, Inc. 6.515%, 5/22/18		1,395	1,447,781
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		700	815,509
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	287,975
5.50%, 3/30/20		1,320	1,349,406
Humana, Inc. 6.30%, 8/01/18		361	396,277
6.45%, 6/01/16		130	144,922
7.20%, 6/15/18		825	958,766
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		167	176,191
Lincoln National Corp. 8.75%, 7/01/19		361	465,495
Markel Corp. 7.125%, 9/30/19		684	782,449
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		710	939,133

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Metlife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$	590	$637,200
MetLife, Inc. 4.75%, 2/08/21		425	449,647
7.717%, 2/15/19		358	456,063
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,190	1,395,713
Principal Financial Group, Inc. 7.875%, 5/15/14		1,020	1,205,638
Prudential Financial, Inc. 5.15%, 1/15/13		905	973,082
6.20%, 1/15/15		145	164,690
8.875%, 6/15/38		570	655,500
Series D 7.375%, 6/15/19		110	133,327
UnitedHealth Group, Inc. 4.875%, 3/15/15		1,855	2,052,320
WellPoint, Inc. 4.35%, 8/15/20		1,225	1,264,375
5.875%, 6/15/17		120	138,537
7.00%, 2/15/19		290	352,863
XL Capital Ltd. 5.25%, 9/15/14		824	883,238

			23,540,786

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		1,345	1,393,214

REITS – 0.7%
HCP, Inc. 5.95%, 9/15/11		1,550	1,607,379
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		845	901,340
Simon Property Group LP 4.375%, 3/01/21		1,540	1,577,864

			4,086,583

			71,205,530

Utility – 2.2%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,415	1,484,120
Ameren Corp. 8.875%, 5/15/14		770	893,850
American Transmission Systems, Inc. 5.25%, 1/15/22(a)		385	422,098
FirstEnergy Corp. Series B 6.45%, 11/15/11		126	131,655

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series C 7.375%, 11/15/31	U.S.$	279	$300,168
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,732,551
7.875%, 11/15/10		154	154,310
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	312,965
Teco Finance, Inc. 4.00%, 3/15/16		310	326,795
5.15%, 3/15/20		380	412,480
Union Electric Co. 6.70%, 2/01/19		140	168,892
Wisconsin Energy Corp. 6.25%, 5/15/67		140	137,200

			6,477,084

Natural Gas – 0.9%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	427,950
Energy Transfer Partners LP 6.70%, 7/01/18		886	1,028,712
7.50%, 7/01/38		909	1,052,219
EQT Corp. 8.125%, 6/01/19		689	847,731
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,599,025
Williams Partners LP 5.25%, 3/15/20		733	800,723

			5,756,360

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18		935	1,085,952

			13,319,396

Non Corporate Sectors – 1.3%
Agencies - Not Government Guaranteed – 1.3%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)		3,215	3,427,994
Petrobras International Finance Co. 5.75%, 1/20/20		2,190	2,449,830
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		1,425	1,795,500

			7,673,324

Total Corporates – Investment Grades (cost $159,906,769)			176,683,393

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S – 17.0%
Agency Fixed Rate 30-Year – 15.1%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35-11/01/35	U.S.$	1,758		$1,852,404
5.50%, 1/01/35		1,857		2,007,719
Series 2007 4.50%, 1/01/37		10,122		10,672,883
5.50%, 7/01/35		256		276,940
Federal National Mortgage Association 5.50%, 1/01/35-5/01/38		8,097		8,746,598
5.50%, 6/01/38		9,442		10,168,878
6.00%, 2/01/38-11/01/40		15,682		17,027,414
Series 2003 5.00%, 11/01/33		283		303,466
5.50%, 4/01/33-7/01/33		2,296		2,489,331
Series 2004 5.50%, 4/01/34		175		189,985
5.50%, 5/01/34-11/01/34		1,004		1,086,621
6.00%, 9/01/34		433		477,232
Series 2005 4.50%, 8/01/35		889		938,990
5.50%, 2/01/35		868		941,199
Series 2006 5.00%, 2/01/36		773		825,728
5.50%, 4/01/36		2,099		2,267,915
6.00%, 2/01/36		2,762		3,043,384
Series 2007 4.50%, 9/01/35		687		727,496
5.00%, 11/01/35-7/01/36		9,233		9,864,624
5.50%, 8/01/37		7,259		7,869,727
Series 2008 6.00%, 3/01/37		7,375		8,084,498
Government National Mortgage Association Series 1990 9.00%, 12/15/19		0	*	129
Series 1999 8.15%, 9/15/20		187		213,915

				90,077,076

Agency ARMs – 1.7%
Federal Home Loan Mortgage Corp. Series 2006 2.57%, 3/01/34(b)		511		536,048
5.922%, 1/01/37(c)		154		162,742
Series 2007 5.732%, 3/01/37(c)		1,938		2,071,625
5.747%, 1/01/37(c)		2,292		2,412,533

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2009 3.419%, 4/01/36(b)	U.S.$	2,325	$2,433,291
Federal National Mortgage Association Series 2007 4.109%, 8/01/37(b)		684	722,194
4.643%, 3/01/34(b)		1,813	1,888,280

			10,226,713

Agency Fixed Rate 15-Year – 0.2%
Government National Mortgage Association Series 1997 8.00%, 3/15/12		165	170,191
Series 2001 7.50%, 12/15/14		1,009	1,056,329

			1,226,520

Total Mortgage Pass-Thru’s (cost $96,041,748)			101,530,309

GOVERNMENTS – TREASURIES – 16.4%
United States – 16.4%
U.S. Treasury Bonds 4.50%, 2/15/36		8,899	9,744,186
4.625%, 2/15/40		7,555	8,383,693
4.75%, 2/15/37		1,660	1,887,472
U.S. Treasury Notes 1.75%, 7/31/15		3,695	3,805,000
2.125%, 5/31/15		12,085	12,665,684
2.50%, 3/31/15		20,920	22,292,980
3.375%, 11/15/19		6,075	6,520,656
3.625%, 2/15/20		15,930	17,392,326
3.75%, 11/15/18		13,672	15,248,880

Total Governments – Treasuries (cost $93,214,612)			97,940,877

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.2%
Non-Agency Fixed Rate CMBS – 9.2%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		2,315	2,482,612
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.091%, 12/10/49		2,890	3,133,710
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4
5.306%, 12/10/46		2,130	2,234,954

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	U.S.$	2,850	$3,128,819
Series 2006-C5, Class A3 5.311%, 12/15/39		1,600	1,684,520
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		2,044	2,085,625
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.29%, 4/10/37		775	701,735
Series 2007-GG11, Class A4 5.736%, 12/10/49		420	443,114
Series 2007-GG9, Class A4 5.444%, 3/10/39		1,820	1,945,519
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		1,455	1,573,082
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,335	2,554,085
Series 2006-CB16, Class A4 5.552%, 5/12/45		1,810	1,969,263
Series 2007-C1, Class A4 5.716%, 2/15/51		2,965	3,125,178
Series 2007-LD11, Class A4 5.818%, 6/15/49		300	318,428
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		3,360	3,653,540
Series 2007-C1, Class A4 5.424%, 2/15/40		2,275	2,436,800
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.908%, 6/12/46		220	245,707
Series 2006-4, Class AM 5.204%, 12/12/49		940	830,585
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,088,074
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		2,910	3,013,981
Series 2007-IQ13, Class A4 5.364%, 3/15/44		1,640	1,720,538

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.337%, 11/01/31(a)(d)	U.S.$	31,908	$670,078
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		2,885	3,161,029
Series 2006-C28, Class A4 5.572%, 10/15/48		2,990	3,173,028
Series 2007-C31, Class A4 5.509%, 4/15/47		2,925	3,025,674
Series 2007-C32, Class A3 5.744%, 6/15/49		2,435	2,443,068

Total Commercial Mortgage-Backed Securities (cost $50,333,955)			54,842,746

AGENCIES – 8.9%
Agency Debentures – 8.9%
Federal Farm Credit Bank 0.266%, 11/13/12(c)		8,300	8,294,622
0.276%, 10/12/12(c)		3,700	3,698,701
0.286%, 9/20/12(c)		9,500	9,498,993
0.316%, 6/26/13(c)		7,300	7,297,540
Federal National Mortgage Association 0.286%, 9/17/12-10/18/12(c)		13,415	13,413,810
6.25%, 5/15/29		8,610	11,121,942

Total Agencies (cost $53,194,853)			53,325,608

CORPORATES – NON-INVESTMENT GRADES – 4.1%
Industrial – 2.5%
Basic – 0.7%
Georgia-Pacific LLC 5.40%, 11/01/20(a)		224	226,240
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		110	100,100
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		545	602,879
Stora Enso Oyj 7.375%, 5/15/11		1,475	1,528,469
United States Steel Corp. 6.05%, 6/01/17		1,625	1,604,687
Westvaco Corp. 8.20%, 1/15/30		85	92,133

			4,154,508

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Case New Holland, Inc. 7.875%, 12/01/17(a)	U.S.$	445	$497,287
Masco Corp. 6.125%, 10/03/16		755	773,048
Mohawk Industries, Inc. 6.875%, 1/15/16		1,555	1,661,906
Textron Financial Corp. 5.40%, 4/28/13		208	218,582

			3,150,823

Communications - Media – 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(a)		189	200,813
8.125%, 4/30/20(a)		64	69,120
CSC Holdings LLC 8.50%, 4/15/14		430	479,450
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		570	619,162
Univision Communications, Inc. 12.00%, 7/01/14(a)		131	144,919

			1,513,464

Communications - Telecommunications – 0.1%
Cricket Communications, Inc. 7.75%, 5/15/16		250	269,375
Qwest Communications International, Inc. 7.50%, 2/15/14		60	61,200
Windstream Corp. 7.875%, 11/01/17		390	426,075

			756,650

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 7.45%, 7/16/31		600	681,000

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17		203	220,255

Consumer Non-Cyclical – 0.5%
Bausch & Lomb, Inc. 9.875%, 11/01/15		490	532,875
HCA, Inc. 8.50%, 4/15/19		680	765,000
Mylan, Inc. 7.625%, 7/15/17(a)		85	93,500
7.875%, 7/15/20(a)		485	540,775

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Universal Health Services, Inc. 7.125%, 6/30/16	U.S.$	970	$1,068,172

			3,000,322

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		630	626,850

Technology – 0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		555	593,850

Transportation - Airlines – 0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		573	587,774

			15,285,496

Financial Institutions – 1.1%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	372,886
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)		200	197,636
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,995	1,900,237
Regions Financial Corp. 6.375%, 5/15/12		615	632,015
Union Planters Corp. 7.75%, 3/01/11		1,002	1,015,307

			4,118,081

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(e)		520	113,100
6.20%, 9/26/14(e)		615	133,762
7.875%, 11/01/09(e)		1,476	321,030
Series G 4.80%, 3/13/14(e)		79	17,183

			585,075

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14		175	175,000

Insurance – 0.3%
ING Capital Funding TR III 8.439%, 3/31/11		825	792,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		165	165,000

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XL Capital Ltd. Series E 6.50%, 4/15/17	U.S.$	805	$720,475

			1,677,475

			6,555,631

Utility – 0.5%
Electric – 0.5%
AES Corp. (The) 7.75%, 3/01/14-10/15/15		550	601,412
CMS Energy Corp. 8.75%, 6/15/19		490	588,221
Dynegy Holdings, Inc. 8.375%, 5/01/16		645	495,037
Edison Mission Energy 7.00%, 5/15/17		100	73,750
NRG Energy, Inc. 7.25%, 2/01/14		685	701,269
7.375%, 2/01/16		90	93,713
RRI Energy, Inc. 7.625%, 6/15/14		315	317,363

			2,870,765

Total Corporates – Non-Investment Grades (cost $23,740,953)			24,711,892

BANK LOANS – 1.9%
Industrial – 1.5%
Basic – 0.2%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)		62	60,438
Ineos US Finance LLC 8.00%, 12/16/14(c)		259	265,468
7.50%, 12/16/13(c)		227	231,085
John Maneely Co. 3.54%, 12/09/13(c)		403	391,793
Univar Inc. 3.26%, 10/10/14(c)		421	418,645

			1,367,429

Capital Goods – 0.0%
Sequa Corp. 3.54%-3.55%, 12/03/14(c)		278	262,738

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.54%, 7/03/14(c)		479	438,244
Clear Channel Communications, Inc. 3.91%, 1/29/16(c)		169	134,358

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)	U.S.$	327	$244,082
Univision Communications Inc. 4.51%, 3/31/17(c)		494	466,538

			1,283,222

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.01%-3.05%, 12/15/13(c)		459	453,420

Consumer Cyclical - Entertainment – 0.0%
Las Vegas Sands, LLC 3.03%, 11/23/16(c)		255	238,915

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Company, Inc. 3.29%, 1/28/15(c)		400	353,410

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory Warehouse Corporation 2.51%-2.53%, 5/28/13(c)		280	272,155
Neiman Marcus Group Inc., (The) 2.29%, 4/06/13(c)		783	763,707

			1,035,862

Consumer Non-Cyclical – 0.1%
CHS/ Community Health Systems, Inc. 2.55%, 7/25/14(c)		349	342,606

Energy – 0.1%
CITGO Petroleum 9.00%, 6/24/17(c)		599	614,025

Services – 0.2%
Aveta, Inc. 8.00%, 4/14/15(c)		240	233,828
Sabre Inc. 2.26%-2.29%, 9/30/14(c)		495	470,843
ServiceMaster Co. (The) 2.76%-2.80%, 7/24/14(c)		60	56,881
2.76%, 7/24/14(c)		6	5,664
Travelport LLC (F/K/A Travelport Inc.) 2.79%-2.96%, 8/23/13(c)		727	717,805

			1,485,021

Technology – 0.2%
Avaya, Inc. 3.06%, 10/24/14(c)		171	155,501
First Data Corporation 3.01%, 9/24/14(c)		932	837,544

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SunGard Data Systems Inc (Solar Capital Corp.) 2.01%, 2/28/14(c)	U.S.$	25	$24,214
3.90%-4.04%, 2/28/16(c)		357	353,403

			1,370,662

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 3.54%, 4/30/14(c)		394	380,466

			9,187,776

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)		433	406,940
4.81%, 5/01/14(c)		852	781,471
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%-3.79%, 10/10/14(c)		479	372,056

			1,560,467

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 6.25%, 8/11/15(c)		261	265,272
Delos Aircraft Inc. 7.00%, 3/17/16(c)		59	60,547
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(c)		81	82,548

			408,367

Total Bank Loans (cost $11,044,959)			11,156,610

CMOs – 1.5%
Non-Agency Fixed Rate – 1.0%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.283%, 1/25/47		2,009	1,266,590
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.12%, 5/25/35		1,799	1,662,452
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.611%, 5/25/36		1,487	792,287
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 5.953%, 7/25/36		1,680	911,130

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32	U.S.$	1,926	$1,143,143
Series 2003-6A, Class B3 2.963%, 3/25/33		878	216,508

			5,992,110

Non-Agency Floating Rate – 0.3%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.353%, 12/25/35(c)		135	82,406
Series 2006-OA14, Class 3A1 1.203%, 11/25/46(c)		2,345	1,126,032
Series 2007-OA3, Class M1 0.566%, 4/25/47(c)(f)		180	472
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.053%, 2/25/47(c)		1,892	1,107,005

			2,315,915

Agency Floating Rate – 0.1%
Government National Mortgage Association Series 2006-39, Class IO 0.69%, 7/16/46(b)(d)		19,512	471,628

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)		481	351,821

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.491%, 5/28/35		65	47,963

Total CMOs (cost $16,001,536)			9,179,437

GOVERNMENTS – SOVEREIGN AGENCIES – 1.2%
United Kingdom – 1.2%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		4,495	4,532,965
2.625%, 5/11/12(a)		2,780	2,837,963

Total Governments – Sovereign Agencies (cost $7,273,118)			7,370,928

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)		1,435	1,635,900

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.5%
Republic of Peru 8.75%, 11/21/33	U.S.$	2,159	$3,281,680

Poland – 0.3%
Poland Government International Bond 3.875%, 7/16/15		1,228	1,301,680
6.375%, 7/15/19		200	239,500

			1,541,180

Total Governments – Sovereign Bonds (cost $5,680,458)			6,458,760

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $5,688,448)		5,512	5,861,013

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)		790	839,770

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,532,058

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)		2,180	2,479,750

Total Quasi-Sovereigns (cost $4,353,747)			4,851,578

SUPRANATIONALS – 0.7%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	3,890	2,326,038
European Investment Bank 5.125%, 5/30/17	U.S.$	1,490	1,763,421

Total Supranationals (cost $3,751,731)			4,089,459

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Floating Rate – 0.2%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.516%, 1/20/35(c)	U.S.$	147	$127,234
Series 2007-1, Class M1 0.636%, 3/20/36(c)		1,250	687,024
Series 2007-2, Class M1 0.566%, 7/20/36(c)		600	288,154
Lehman XS Trust Series 2005-5N, Class M2 0.906%, 11/25/35(c)(f)		130	74
Series 2006-18N, Class M2 0.666%, 12/25/36(c)(f)		8	0
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.386%, 4/25/37(c)		282	238,982

			1,341,468

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.381%, 12/25/32		112	100,513
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		92	85,082
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		252	225,139
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(g)(h)		18	0

			410,734

Total Asset-Backed Securities (cost $2,885,966)			1,752,202

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.3%
United States – 0.3%
California ST 7.625%, 3/01/40 (cost $1,383,475)		1,355	1,430,582

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%		23,000	$609,247

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		22,200	11,766
Federal National Mortgage Association 8.25%		32,900	18,095

			29,861

Total Preferred Stocks (cost $1,952,500)			639,108

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $463,485)	$	465	571,950

		Shares
SHORT-TERM INVESTMENTS – 8.6%
Investment Companies – 8.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(i) (cost $51,510,406)		51,510,406	51,510,406

Total Investments – 102.8% (cost $588,422,719)			613,906,858
Other assets less liabilities – (2.8)%			(16,820,925)

Net Assets – 100.0%			$597,085,933

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures	34	December 2010	$4,244,223	$4,293,562	$49,339
U.S. T-Note 5 Yr Futures	70	December 2010	8,413,810	8,510,469	96,659

					$145,998

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale: Australian Dollar settling 12/22/10	6,327	$6,150,772	$6,160,469	$9,697
Swedish Krona settling 12/15/10	65,283	9,803,569	9,760,357	(43,212)
Credit Suisse London Branch (GFX): Norwegian Krone settling 11/04/10	27,083	4,291,645	4,623,927	332,282
Deutsche Bank AG London: Norwegian Krone settling 11/04/10	1,404	239,576	239,731	155
HSBC Bank USA: Brazilian Real settling 11/03/10(1)	4,063	2,373,496	2,389,828	16,332
Morgan Stanley and Co., Inc.: South Korean Won settling 11/18/10	12,686,223	11,044,560	11,266,128	221,568
Royal Bank of Scotland PLC: Euro settling 12/01/10(2)	6,421	8,883,441	8,933,046	49,605
Standard Chartered Bank: Brazilian Real settling 11/03/10(1)	4,063	2,388,283	2,389,828	1,545

Sale Contracts:
Credit Suisse London Branch (GFX): Norwegian Krone settling 12/15/10	28,487	4,884,677	4,853,389	31,288
Goldman Sachs International: Japanese Yen settling 11/10/10	741,452	8,908,363	9,214,591	(306,228)
HSBC Bank USA: Brazilian Real settling 11/03/10(1)	4,063	2,388,283	2,389,828	(1,545)
Brazilian Real settling 12/02/10	4,063	2,359,849	2,375,177	(15,328)
Royal Bank of Scotland PLC: Great British Pound settling 12/01/10(2)	5,629	8,883,442	9,017,785	(134,343)
Standard Chartered Bank: Brazilian Real settling 11/03/10(1)	4,063	2,369,758	2,389,828	(20,070)
UBS AG: Euro settling 1/06/11	11,825	16,358,633	16,444,579	(85,946)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

(2)	Represents a cross-currency purchase of Euro and a sale of Great British Pound.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $45,211,281 or 7.6% of net assets.
(b)	Variable rate coupon, rate shown as of October 31, 2010.
(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.
(d)	IO – Interest Only
(e)	Security is in default and is non-income producing.
(f)	Illiquid security.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of October 31, 2010, are considered illiquid and restricted.

Security	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,606	$0	0.00%

(h)	Fair valued.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2010, the fund’s total exposure to subprime investments was 1.75% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

*	Principal amount less than $500.

Currency Abbreviations:

BRL – Brazilian Real

EUR – Euro

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $536,912,313)	$562,396,452
Affiliated issuers (cost $51,510,406)	51,510,406
Cash	110,337	(a)
Interest and dividends receivable	5,796,671
Receivable for capital stock sold	913,666
Receivable for investment securities sold	679,413
Unrealized appreciation of forward currency exchange contracts	662,472
Receivable for variation margin on futures contracts	33,484
Other assets (see Note F)	237,779

Total assets	622,340,680

Liabilities
Payable for investment securities purchased	22,169,566
Payable for capital stock redeemed	966,298
Dividends payable	627,770
Unrealized depreciation of forward currency exchange contracts	606,672
Distribution fee payable	178,728
Advisory fee payable	169,218
Transfer Agent fee payable	48,649
Administrative fee payable	21,252
Accrued expenses and other liabilities	466,594

Total liabilities	25,254,747

Net Assets	$597,085,933

Composition of Net Assets
Capital stock, at par	$54,367
Additional paid-in capital	640,658,338
Undistributed net investment income	3,379,230
Accumulated net realized loss on investment and foreign currency transactions	(72,809,513)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities and other assets	25,803,511

	$597,085,933

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$418,023,200	38,057,217	$10.98	*

B	$16,048,155	1,460,935	$10.98

C	$66,568,103	6,071,859	$10.96

Advisor	$89,981,334	8,188,852	$10.99

R	$758,738	69,079	$10.98

K	$4,358,668	396,553	$10.99

I	$1,347,735	122,546	$11.00

(a)	An amount of $103,600 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2010.

*	The maximum offering price per share for Class A shares was $11.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2010

Investment Income
Interest	$28,030,044
Dividends
Affiliated issuers	63,010
Unaffiliated issuers	26,202	$28,119,256

Expenses
Advisory fee (see Note B)	2,592,080
Distribution fee—Class A	1,238,084
Distribution fee—Class B	187,771
Distribution fee—Class C	637,316
Distribution fee—Class R	1,949
Distribution fee—Class K	11,031
Transfer agency—Class A	692,431
Transfer agency—Class B	42,230
Transfer agency—Class C	115,440
Transfer agency—Advisor Class	123,715
Transfer agency—Class R	1,013
Transfer agency—Class K	8,824
Transfer agency—Class I	1,891
Custodian	216,780
Printing	177,661
Registration fees	113,640
Administrative	82,651
Audit	65,398
Legal	55,904
Directors’ fees	23,967
Miscellaneous	36,361

Total expenses before interest expense	6,426,137
Interest expense	347,151

Total expenses	6,773,288
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,181,888)

Net expenses		5,591,400

Net investment income		22,527,856

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		6,103,371
Futures contracts		2,459,276
Swap contracts		629,826
Foreign currency transactions		(166,114)
Net change in unrealized appreciation/depreciation of:
Investments		29,042,650
Futures contracts		19,523
Swap contracts		(472,853)
Foreign currency denominated assets and liabilities and other assets		724,899

Net gain on investment and foreign currency transactions		38,340,578

Net Increase in Net Assets from Operations		$60,868,434

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase in Net Assets from Operations
Net investment income	$22,527,856	$24,007,755
Net realized gain on investment and foreign currency transactions	9,026,359	2,831,487
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	29,314,219	81,472,766

Net increase in net assets from operations	60,868,434	108,312,008
Dividends to Shareholders from
Net investment income
Class A	(16,561,657)	(18,563,671)
Class B	(626,368)	(1,119,457)
Class C	(2,112,596)	(2,345,361)
Advisor Class	(3,181,347)	(2,300,654)
Class R	(14,384)	(4,703)
Class K	(179,089)	(197,149)
Class I	(74,493)	(237,237)
Capital Stock Transactions
Net increase (decrease)	(16,039,225)	5,659,014
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	168,359	3,266

Total increase	22,247,634	89,206,056
Net Assets
Beginning of period	574,838,299	485,632,243

End of period (including undistributed net investment income of $3,379,230 and $3,136,287, respectively)	$597,085,933	$574,838,299

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formally, Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans takes into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

As of July 15, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Portfolio. For the period November 1, 2009 through July 14, 2010, the Portfolio has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolio recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.5). Through July 14,

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

2010, the Portfolio did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$176,683,393		$	– 0	–	$176,683,393
Mortgage Pass-Thru’s		– 0	–	101,530,309			– 0	–	101,530,309
Governments – Treasuries		– 0	–	97,940,877			– 0	–	97,940,877
Commercial Mortgage-Backed Securities		– 0	–	37,363,811			17,478,935		54,842,746
Agencies		– 0	–	53,325,608			– 0	–	53,325,608
Corporates – Non-Investment Grades		– 0	–	22,223,881			2,488,011		24,711,892
Bank Loans		– 0	–	– 0	–		11,156,610		11,156,610
CMOs		– 0	–	519,591			8,659,846		9,179,437
Governments – Sovereign Agencies		– 0	–	7,370,928			– 0	–	7,370,928
Governments – Sovereign Bonds		– 0	–	6,458,760			– 0	–	6,458,760
Inflation-Linked Securities		– 0	–	5,861,013			– 0	–	5,861,013
Quasi-Sovereigns		– 0	–	4,851,578			– 0	–	4,851,578
Supranationals		– 0	–	4,089,459			– 0	–	4,089,459
Asset-Backed Securities		– 0	–	– 0	–		1,752,202		1,752,202
Local Governments – Municipal Bonds		– 0	–	1,430,582			– 0	–	1,430,582
Preferred Stocks		639,108		– 0	–		– 0	–	639,108
Emerging Markets – Corporate Bonds		– 0	–	571,950			– 0	–	571,950
Short-Term Investments		51,510,406		– 0	–		– 0	–	51,510,406

Total Investments in Securities		52,149,514		520,221,740			41,535,604		613,906,858
Other Financial Instruments*:
Assets
Futures Contracts		145,998		– 0	–		– 0	–	145,998	+
Forward Currency Exchange Contracts		– 0	–	662,472			– 0	–	662,472
Liabilities
Forward Currency Exchange Contracts		– 0	–	(606,672)			– 0	–	(606,672)

Total		$52,295,512		$520,277,540			$41,535,604		$614,108,656

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between level of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Investment Grades			Governments - Treasuries			Commercial Mortgage- Backed Securities
Balance as of 10/31/09		$7,550,375			$6,105,072		$6,154,540
Accrued discounts/premiums		94			(32,106)		135,595
Realized gain (loss)		68,660			761,030		(8,327)
Change in unrealized appreciation/depreciation		(57,331)			(602,150)		2,468,277
Net purchases (sales)		(703,294)			(6,231,846)		2,199,887
Transfers into Level 3		– 0	–		– 0	–	6,528,963
Transfers out of Level 3		(6,858,504)			– 0	–	– 0	–

Balance as of 10/31/10	$	– 0	–	$	– 0	–	$17,478,935

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*	$	– 0	–	$	– 0	–	$2,429,839

	Corporates - Non-Investment Grades			Bank Loans			CMOs
Balance as of 10/31/09		$1,060,017			$14,004,197		$9,804,861
Accrued discounts/premiums		937			246,618		(1,361)
Realized gain (loss)		502			66,317		25
Change in unrealized appreciation/depreciation		1,311,134			683,319		1,616,593
Net purchases (sales)		661,784			(3,843,841)		(2,760,272)
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		(546,363)			– 0	–	– 0	–

Balance as of 10/31/10		$2,488,011			$11,156,610		$8,659,846

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*		$1,311,134			$482,318		$1,264,212

	Governments - Sovereign Bonds			Quasi- Sovereigns			Asset- Backed Securities
Balance as of 10/31/09		$2,593,444			$4,717,250		$3,145,983
Accrued discounts/premiums		– 0	–		1,276		410
Realized gain (loss)		– 0	–		120,448		(1,025,487)
Change in unrealized appreciation/depreciation		– 0	–		(56,399)		5,653,897
Net purchases (sales)		– 0	–		(1,591,200)		(6,022,601)
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		(2,593,444)			(3,191,375)		– 0	–

Balance as of 10/31/10	$	– 0	–	$	– 0	–	$1,752,202

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*	$	– 0	–	$	– 0	–	$1,269,574

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	TALF Loans			Total
Balance as of 10/31/09		$(35,470,029)		$19,665,710
Accrued discounts/premiums		– 0	–	351,463
Realized gain (loss)		– 0	–	(16,832)
Change in unrealized appreciation/depreciation		– 0	–	11,017,340
Net purchases (sales)		35,470,029		17,178,646
Transfers into Level 3		– 0	–	6,528,963
Transfers out of Level 3		– 0	–	(13,189,686)

Balance as of 10/31/10	$	– 0	–	$41,535,604

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*	$	– 0	–	$6,757,077

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 29, 2011 and then may be extended by the Adviser for additional one year terms. Prior to November 5, 2007, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2010, such reimbursement amounted to $1,181,888.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2010, such fee amounted to $82,651.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $552,804 for the year ended October 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $18,946 from the sale of Class A shares and received $5,229, $13,175 and $2,650 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2010 is as follows:

Market Value October 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2010 (000)	Dividend Income (000)
$ 45,262	$231,620	$225,372	$51,510	$63

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $756,828, $74,815, and $27,717 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$134,831,734	$215,464,534
U.S. government securities	408,504,982	356,455,708

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$588,782,840

Gross unrealized appreciation	$37,596,173
Gross unrealized depreciation	(12,472,155)

Net unrealized appreciation	$25,124,018

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the year ended October 31, 2010, the Portfolio entered into futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended October 31, 2010, the Portfolio entered into forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the year ended October 31, 2010, the Portfolio entered into interest rate swap contracts for hedging and non-hedging purposes.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

During the year ended October 31, 2010, the Portfolio did not enter into credit default swap contracts.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

At October 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$662,472		Unrealized depreciation of forward currency exchange contracts	$606,672

Interest rate contracts	Receivable for variation margin on futures contracts	145,998	*

Total		$808,470			$606,672

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(663,039)	$624,200

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	629,826	(472,853)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,459,276	19,523

Total		$2,426,063	$170,870

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

For the year ended October 31, 2010, the average monthly principal amount of foreign exchange contracts was $99,427,371, average monthly original value of futures contracts was $21,512,599 and average monthly notional amount of interest rate swaps was $3,461,538.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2010, the Portfolio earned drop income of $368,489 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2010, the average amount of reverse repurchase agreements outstanding was $1,094,904 and the daily weighted average interest rate was (0.44%). During the period, the Portfolio received net interest payment from counterparties.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

5. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Portfolio participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on a Portfolio’s records. The Portfolio agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Portfolio was not required to pledge further collateral in the event that the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should the Portfolio be unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Portfolio was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

As of July 15, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Portfolio. For the period November 1, 2009 through July 15, 2010, the average amount of TALF loans outstanding for the Portfolio was $16,119,029 and the weighted average interest rate was 2.15%.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

Class A
Shares sold	3,783,872	5,806,310	$40,097,894	$54,230,723

Shares issued in reinvestment of dividends	1,117,653	1,383,887	11,805,318	12,984,150

Shares converted from Class B	554,999	1,377,212	5,874,476	12,918,695

Shares redeemed	(8,189,358)	(8,887,206)	(86,447,781)	(82,848,498)

Net decrease	(2,732,834)	(319,797)	$(28,670,093)	$(2,714,930)

Class B
Shares sold	333,372	741,369	$3,532,916	$6,803,221

Shares issued in reinvestment of dividends	51,669	105,931	544,881	984,872

Shares converted to Class A	(554,999)	(1,377,369)	(5,874,476)	(12,918,695)

Shares redeemed	(492,541)	(904,208)	(5,203,968)	(8,366,233)

Net decrease	(662,499)	(1,434,277)	$(7,000,647)	$(13,496,835)

Class C
Shares sold	1,138,306	1,415,653	$12,010,339	$13,138,963

Shares issued in reinvestment of dividends	151,425	186,958	1,596,358	1,750,284

Shares redeemed	(1,225,089)	(1,501,615)	(12,934,810)	(14,075,189)

Net increase	64,642	100,996	$671,887	$814,058

Advisor Class
Shares sold	2,657,378	2,559,135	$28,172,205	$24,235,404

Shares issued in reinvestment of dividends	292,328	236,845	3,095,448	2,240,587

Shares redeemed	(825,457)	(507,715)	(8,719,645)	(4,736,269)

Net increase	2,124,249	2,288,265	$22,548,008	$21,739,722

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

Class R
Shares sold	66,211	22,295	$707,789	$215,619

Shares issued in reinvestment of dividends	1,288	486	13,722	4,594

Shares redeemed	(13,641)	(15,840)	(144,888)	(152,816)

Net increase	53,858	6,941	$576,623	$67,397

Class K
Shares sold	83,823	74,479	$882,061	$692,831

Shares issued in reinvestment of dividends	17,010	21,058	179,761	197,450

Shares redeemed	(135,292)	(95,633)	(1,430,861)	(886,385)

Net increase (decrease)	(34,459)	(96)	$(369,039)	$3,896

Class I
Shares sold	36,758	35,958	$400,172	$340,644

Shares issued in reinvestment of dividends	7,135	25,498	74,723	238,798

Shares redeemed	(416,635)	(148,940)	(4,270,859)	(1,333,736)

Net decrease	(372,742)	(87,484)	$(3,795,964)	$(754,294)

For the year ended October 31, 2010 and the year ended October 31, 2009, the Portfolio received $168,359 and $3,266, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of October 31, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $237,779 (32.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The Portfolio may also utilize leverage through the use of the TALF loan. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$22,749,934	$24,768,232

Total taxable distributions	22,749,934	24,768,232

Total distributions paid	$22,749,934	$24,768,232

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,212,901
Accumulated capital and other losses	(72,433,479	)(a)
Unrealized appreciation/(depreciation)	25,241,592	(b)

Total accumulated earnings/(deficit)	$(42,978,986	)(c)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $72,321,683 (of which approximately $69,015,445 was attributable to the purchase of the net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $8,376,338. The Portfolio had $9,362,051 of capital loss carryforwards expire in the fiscal year. As a result of the acquisition of U.S. Government Portfolio by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. The Portfolio deferred straddle losses of $111,796 at October 31, 2010.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of swap income, paydown reclassification, capital loss carryforward expiration, consent fee reclassification, and premium adjustments resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.42	.44	.50	.42	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	1.53	(1.49)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.12	1.97	(.99)	.48	.45

Less: Dividends
Dividends from net investment income	(.42)	(.46)	(.48)	(.42)	(.42)

Net asset value, end of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	11.17	%*	23.01	%*	(10.15	)%*	4.79	%*	4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$418,023	$419,319	$360,606	$41,696	$44,409
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(e)	.89%	.85%	.98%	.98	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.85	%(e)	.85%	.85%	.98%	.98	%(e)
Expenses, before waivers/reimbursements	1.11	%(e)	1.11%	1.09%	1.54%	1.34	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.07%	1.09%	1.54%	1.34	%(e)
Net investment income(b)	3.98	%(e)	4.71%	4.68%	4.13%	4.08	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.23	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.35	.38	.42	.35	(f)	.38	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	1.52	(1.47)	.05	.04
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.05	1.90	(1.05)	.40	.42

Less: Dividends
Dividends from net investment income	(.35)	(.39)	(.41)	(.35)	(.39)

Net asset value, end of period	$ 10.98	$ 10.28	$ 8.77	$ 10.23	$ 10.18

Total Return
Total investment return based on net asset value(d)	10.40	%*	22.17	%*	(10.69	)%*	3.96	%*	4.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,048	$21,830	$31,207	$20,157	$30,154
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.58%	1.55%	1.66%	1.33	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55%	1.66%	1.33	%(e)
Expenses, before waivers/reimbursements	1.88	%(e)	1.87%	1.83%	2.29%	2.10	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.81	%(e)	1.84%	1.83%	2.29%	2.10	%(e)
Net investment income(b)	3.35	%(e)	4.07%	3.95%	3.46	%(f)	3.75	%(e)(f)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.26	$ 8.75	$ 10.22	$ 10.16	$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.35	.38	.43	.35	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	1.52	(1.49)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.05	1.90	(1.06)	.41	.38

Less: Dividends
Dividends from net investment income	(.35)	(.39)	(.41)	(.35)	(.35)

Net asset value, end of period	$ 10.96	$ 10.26	$ 8.75	$ 10.22	$ 10.16

Total Return
Total investment return based on net asset value(d)	10.42	%*	22.22	%*	(10.80	)%*	4.07	%*	3.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,568	$61,635	$51,708	$9,404	$9,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61	%(e)	1.59%	1.55%	1.68%	1.68	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55%	1.68%	1.68	%(e)
Expenses, before waivers/reimbursements	1.83	%(e)	1.82%	1.80%	2.27%	2.07	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.77	%(e)	1.78%	1.80%	2.27%	2.07	%(e)
Net investment income(b)	3.27	%(e)	4.02%	3.99%	3.45%	3.40	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28	$ 8.78	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.44	.47	.50	.45	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	1.51	(1.45)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.17	1.98	(.95)	.51	.48

Less: Dividends
Dividends from net investment income	(.46)	(.48)	(.51)	(.45)	(.45)

Net asset value, end of period	$ 10.99	$ 10.28	$ 8.78	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	11.59	%*	23.23	%*	(9.78	)%*	5.11	%*	4.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,981	$62,369	$33,139	$32,375	$29,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.55%	.68%	.68	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55%	.68%	.68	%(e)
Expenses, before waivers/reimbursements	.80	%(e)	.80%	.80%	1.25%	1.02	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.75	%(e)	.76%	.80%	1.25%	1.02	%(e)
Net investment income(b)	4.19	%(e)	4.95%	4.98%	4.44%	4.38	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.37	.43	.46	.44	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	1.51	(1.47)	.02	.04
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10	1.94	(1.01)	.46	.43

Less: Dividends
Dividends from net investment income	(.40)	(.43)	(.46)	(.40)	(.40)

Net asset value, end of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	10.94	%*	22.74	%*	(10.33	)%*	4.57	%*	4.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$759	$156	$73	$577	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(e)	1.11%	1.05%	1.18%	1.18	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.05%	1.05%	1.18%	1.18	%(e)
Expenses, before waivers/reimbursements	1.37	%(e)	1.38%	1.25%	1.74%	1.57	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.34	%(e)	1.33%	1.25%	1.74%	1.57	%(e)
Net investment income(b)	3.49	%(e)	4.39%	4.45%	3.97%	3.89	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.29	$ 8.78	$ 10.25	$ 10.19	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.43	.45	.48	.42	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	1.52	(1.47)	.06	.03
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.13	1.97	(.99)	.48	.45

Less: Dividends
Dividends from net investment income	(.43)	(.46)	(.48)	(.42)	(.42)

Net asset value, end of period	$ 10.99	$ 10.29	$ 8.78	$ 10.25	$ 10.19

Total Return
Total investment return based on net asset value(d)	11.21	%*	23.05	%*	(10.09	)%*	4.84	%*	4.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,359	$4,434	$3,784	$7,222	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86	%(e)	.84%	.80%	.93%	.93	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80	%(e)	.80%	.80%	.93%	.93	%(e)
Expenses, before waivers/reimbursements	1.09	%(e)	1.05%	1.02%	1.53%	1.27	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.03	%(e)	1.01%	1.02%	1.53%	1.27	%(e)
Net investment income(b)	4.02	%(e)	4.76%	4.69%	4.39%	4.13	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.29	$ 8.78	$ 10.24	$ 10.18	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.49	.47	.50	.45	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	1.52	(1.45)	.06	.03
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.17	1.99	(.95)	.51	.47

Less: Dividends
Dividends from net investment income	(.46)	(.48)	(.51)	(.45)	(.45)

Net asset value, end of period	$ 11.00	$ 10.29	$ 8.78	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	11.59	%*	23.36	%*	(9.78	)%*	5.10	%*	4.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,348	$5,095	$5,115	$5,368	$5,913
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.67	%(e)	.59%	.55%	.68%	.68	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55%	.68%	.68	%(e)
Expenses, before waivers/reimbursements	.81	%(e)	.72%	.64%	1.09%	.88	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.69	%(e)	.68%	.64%	1.09%	.88	%(e)
Net investment income(b)	4.60	%(e)	5.02%	4.98%	4.44%	4.37	%(e)
Portfolio turnover rate	99%	95%	184%	173%	446%

See footnote summary on page 66.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2010.

For foreign shareholders, 77.52% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Shawn E. Keegan(2), Vice President Alison M. Martier(2) , Vice President	Douglas J. Peebles(2) , Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 78 (2002)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the “40 Act”, due to his position as Senior Vice President of AllianceBernstein.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Shawn E. Keegan 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Alison M. Martier 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/10 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$594.8	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $84,531 (0.016% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written

3	Jones v. Harris at 11.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (04/30/10)		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.88 1.19 1.95 1.90 1.45 1.16 0.88	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services.6 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

5	Annualized.
6	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets.8

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$594.8	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.215%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.
8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio. 9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2010 net assets and the Portfolio’s advisory fees:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund, Inc.	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio, had the sub-advised fund been applicable to the Portfolio based on September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.215

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arms-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.583	1/12

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by any the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services, although it should be noted that the Adviser waived such reimbursements for the fiscal year 2009. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio[17]	0.850	0.929	1/12	0.889	25/69

Based on this analysis, the Portfolio has equally favorable rankings on a management fee and on a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.
16	Most recently completed fiscal year Class A share total expense ratio.
17	The Portfolio’s Class A share total expense ratio is capped at 0.85%.

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009 relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $15,528, $1,987,369 and $39,123 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $570,967 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

19	The Deli study was originally published in 2002 based on 1997 data.
20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.
21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

86	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2010.24

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	14.33	13.15	10.89	6/12	14/84
3 year	7.06	8.56	7.22	9/12	38/72
5 year	5.49	6.32	5.49	9/12	32/63
10 year	5.72	6.25	5.82	6/8	22/40

22	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be different from Lipper.
23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.
24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	14.18	6.96	5.44	5.70	5.62	4.61	0.66	10
Barclays Capital U.S. Aggregate Bond Index	8.91	7.63	5.96	6.48	6.34	3.79	0.99	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.
26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.
27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	89

AllianceBernstein Family of Funds

NOTES

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

NOTES

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1010

ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 14, 2010

Annual Report

This report provides management’s discussion of the performance of AllianceBernstein Bond Inflation Strategy (the “Strategy”) since inception, for the period ended October 31, 2010. The Strategy commenced operations on January 26, 2010.

Investment Objectives and Policies

The Strategy’s investment objective is to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) consider to be under risk. The Strategy seeks real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 5 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 year Treasury Inflations Protected Securities (TIPS) Index. Also included in the table are returns for the Strategy’s peer group, as represented by the Lipper Treasury Protected Securities Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

Class A shares of the Strategy outperformed the benchmark for the six-month and since-inception periods ended October 31, 2010, before sales charges. The Strategy underperformed its Lipper Average during both periods. Yield curve positioning and exposure to commercial mortgage-backed securities (CMBS) contributed positively for both periods. Overall currency positioning, particularly a short position in the Japanese yen, as well as country positioning, detracted from performance for both periods. The Strategy’s investment grade corporate holdings contributed positively for the since inception period.

During the reporting period the Strategy continued to utilize leverage to implement the Strategy’s overall strategy and derivatives, such as futures contracts, to gain credit exposure and manage interest rate and currency risk.

Market Review and Investment Strategy

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy however rose in the second quarter of 2010 dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety along with renewed concern about Ireland.

Most major fixed income indices posted solid absolute returns since the Strategy’s inception, as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the since inception period, CMBS returned 15.06%, followed by investment grade corporates at 9.54%. Corporate earnings in the third quarter 2010 were strong with approximately 72% of companies beating earnings expectations (compared with a long term average of 57%). Earnings in the S&P 500 were up an impressive 34% year over year, and 26% excluding financials. Spreads for CMBS and investment grade corporates tightened significantly during the reporting period. All returns are according to the Barclays Capital Indices.

Treasury securities returned 7.12% since the Strategy’s inception as yields significantly declined across the maturity spectrum. Two-year Treasury yields declined 47 basis points to end at 0.34%, while ten year yields declined 102 basis points to 2.60% and thirty year yields declined 57 basis points to 3.98%. The yield curve flattened modestly by 10 basis points between two and thirty year yields. All returns are according to the Barclays Capital Indices.

Since inception of the Strategy, inflation protected securities posted strong absolute returns as real yields fell. According to the Barclays Capital 1-10 Year TIPS Index, inflation securities posted a positive return of 5.35%. However, TIPS underperformed duration-matched Treasuries, in excess of 3% as breakeven inflation rates (the difference between the yield on TIPS and a comparable maturity Treasury bond) compressed.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800-227-4618 for Class 2, A, C and Advisor Class shares and 212-756-4097 for Class 1 shares.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the US Treasury. For the six-month and since inception periods ended October 31, 2010, the Lipper Treasury Protected Securities Fund Average consisted of 157 and 140 funds, respectively. These funds have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

The market values of the Strategy’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Inflation risks—prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Leverage risk involves trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Bond Inflation Strategy
Class 1	4.69%	6.39%

Class 2	4.73%	6.44%

Class A	4.58%	6.15%

Class C	4.28%	5.61%

Advisor Class**	4.76%	6.46%

Class R**	4.45%	6.04%

Class K**	4.56%	6.22%

Class I**	4.73%	6.46%

Barclays Capital 1-10 Year TIPs Index	4.48%	5.35%

Lipper Treasury Protected Securities Fund Average	5.88%	8.01%

*  Since Inception: January 26, 2010

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/10

*Since inception: January 26, 2010

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**

Class 1 Shares			2.07%
Six Months	4.69%	4.69%
Since Inception*	6.39%	6.39%

Class 2 Shares			2.26%
Six Months	4.73%	4.73%
Since Inception*	6.44%	6.44%

Class A Shares			1.96%
Six Months	4.58%	0.13%
Since Inception*	6.15%	1.68%

Class C Shares			1.28%
Six Months	4.28%	3.28%
Since Inception*	5.61%	4.61%

Advisor Class Shares†			2.26%
Six Months	4.76%	4.76%
Since Inception*	6.46%	6.46%

Class R Shares†			1.67%
Six Months	4.45%	4.45%
Since Inception*	6.04%	6.04%

Class K Shares†			2.01%
Six Months	4.56%	4.56%
Since Inception*	6.22%	6.22%

Class I Shares†			2.17%
Six Months	4.73%	4.73%
Since Inception*	6.46%	6.46%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 1.25%, 1.56%, 2.26%, 1.26%, 2.00%, 1.69%, and 1.36% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70%, and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: January 26, 2010

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns
Class 1 Shares
Six Months	4.64%
Since Inception*	4.56%

Class 2 Shares
Six Months	4.68%
Since Inception*	4.62%

Class A Shares
Six Months	0.13%
Since Inception*	0.03%

Class C Shares
Six Months	3.21%
Since Inception*	2.90%

Advisor Class Shares†
Six Months	4.75%
Since Inception*	4.64%

Class R Shares†
Six Months	4.46%
Since Inception*	4.32%

Class K Shares†
Six Months	4.60%
Since Inception*	4.50%

Class I Shares†
Six Months	4.69%
Since Inception*	4.63%

*	Inception Date: January 26, 2010

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,045.77	$1,021.17	$4.13	$4.08
Class C	$1,000	$1,000	$1,042.85	$1,017.64	$7.72	$7.63
Advisor Class	$1,000	$1,000	$1,047.63	$1,022.68	$2.58	$2.55
Class R	$1,000	$1,000	$1,044.46	$1,020.11	$5.20	$5.14
Class K	$1,000	$1,000	$1,045.59	$1,021.42	$3.87	$3.82
Class I	$1,000	$1,000	$1,047.28	$1,022.74	$2.53	$2.50
Class 1	$1,000	$1,000	$1,046.92	$1,022.23	$3.04	$3.01
Class 2	$1,000	$1,000	$1,047.26	$1,022.68	$2.58	$2.55
*	Expenses are equal to the classes’ annualized expense ratios of 0.80%, 1.50%, 0.50%, 1.01%, 0.75%, 0.49%, 0.59% and 0.50%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.7

*	All data are as of October 31, 2010. The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)		U.S. $ Value

INFLATION - LINKED SECURITIES – 101.9%
United States – 101.9%
U.S. Treasury Inflation Index 1.25%, 7/15/20 (TIPS)	U.S.$	230	$247,225
1.375%, 7/15/18-1/15/20 (TIPS)		970	1,055,163
1.625%, 1/15/15 (TIPS)(a)		1,521	1,646,708
1.625%, 1/15/18 (TIPS)		396	437,425
1.875%, 7/15/13-7/15/19 (TIPS)(a)		4,278	4,706,770
2.00%, 1/15/14 (TIPS)(a)		662	715,885
2.00%, 7/15/14-1/15/26 (TIPS)		2,182	2,403,822
2.125%, 1/15/19 (TIPS)		391	448,956
2.375%, 1/15/17-1/15/25 (TIPS)		1,092	1,265,302
2.50%, 7/15/16 (TIPS)		611	703,070
2.625%, 7/15/17 (TIPS)		748	877,313
3.00%, 7/15/12 (TIPS)(a)		2,301	2,446,460
3.375%, 1/15/12 (TIPS)		1,063	1,113,389

Total Inflation-Linked Securities (cost $17,465,725)			18,067,488

CORPORATES - INVESTMENT GRADES – 11.0%
Industrial – 6.7%
Basic – 1.4%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		20	21,360
ArcelorMittal 6.125%, 6/01/18		30	32,809
Dow Chemical Co. (The) 7.60%, 5/15/14		25	29,414
Eastman Chemical Co. 5.50%, 11/15/19		18	19,772
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		25	26,781
International Paper Co. 9.375%, 5/15/19		25	33,013
Lubrizol Corp. 8.875%, 2/01/19		20	25,857
Packaging Corp. of America 5.75%, 8/01/13		25	27,085
PPG Industries, Inc. 5.75%, 3/15/13		25	27,383

			243,474

Capital Goods – 0.2%
Republic Services, Inc. 5.25%, 11/15/21		30	33,279

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications - Media – 0.4%
CBS Corp. 8.875%, 5/15/19	U.S.$	25	$32,390
Time Warner Cable, Inc. 8.75%, 2/14/19		25	33,269

			65,659

Communications - Telecommunications — 1.1%
American Tower Corp. 5.05%, 9/01/20		30	31,320
Bell Canada 4.85%, 6/30/14	CAD	25	26,291
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	25	43,682
Embarq Corp. 7.082%, 6/01/16	U.S.$	25	28,546
Telecom Italia Capital SA 7.175%, 6/18/19		30	36,173
United States Cellular Corp. 6.70%, 12/15/33		30	30,361

			196,373

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	32,325

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		25	29,597

Consumer Cyclical - Other – 0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13		25	27,086

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19		15	18,237
Nordstrom, Inc. 6.25%, 1/15/18		25	29,192

			47,429

Consumer Non-Cyclical – 1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		25	28,642
Altria Group, Inc. 9.25%, 8/06/19		25	34,324
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		25	30,518

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Delhaize Group SA 5.875%, 2/01/14	U.S.$	25	$28,277
Fortune Brands, Inc. 5.125%, 1/15/11		30	30,235
Newell Rubbermaid, Inc. 5.50%, 4/15/13		5	5,442
Reynolds American, Inc. 7.625%, 6/01/16		25	29,429

			186,867

Energy – 1.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16		25	27,341
BP Capital Markets PLC 3.125%, 10/01/15		39	40,026
Hess Corp. 8.125%, 2/15/19		25	32,975
Marathon Oil Corp. 7.50%, 2/15/19		8	10,302
Nabors Industries, Inc. 9.25%, 1/15/19		25	32,151
Noble Energy, Inc. 8.25%, 3/01/19		25	32,502
Noble Holding International Ltd. 4.90%, 8/01/20		4	4,405
Weatherford International Ltd. 5.15%, 3/15/13		30	32,168
Williams Cos., Inc. (The) 7.875%, 9/01/21		25	29,875

			241,745

Technology – 0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,506
Motorola, Inc. 7.50%, 5/15/25		25	29,504
Xerox Corp. 8.25%, 5/15/14		25	30,065

			67,075

Transportation - Services – 0.1%
Ryder System, Inc. 7.20%, 9/01/15		10	11,800

			1,182,709

Financial Institutions – 3.1%
Banking – 0.8%
Bank of America Corp. 7.625%, 6/01/19		25	29,267
Capital One Financial Corp. 5.25%, 2/21/17		25	26,941

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 6.50%, 1/18/11	U.S.$	25	$25,312
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		35	38,896
Macquarie Group Ltd. 7.625%, 8/13/19(b)		25	28,913

			149,329

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		14	14,901

Finance – 0.2%
HSBC Finance Corp. 7.00%, 5/15/12		25	27,006

Insurance – 1.8%
Aetna, Inc. 6.75%, 12/15/37		30	33,896
Allstate Corp. (The) 6.125%, 5/15/37		30	29,700
Chubb Corp. 5.75%, 5/15/18		25	28,886
CIGNA Corp. 5.125%, 6/15/20		31	33,672
Genworth Financial, Inc. 6.515%, 5/22/18		30	31,135
Humana, Inc. 7.20%, 6/15/18		25	29,053
Markel Corp. 7.125%, 9/30/19		9	10,295
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		17	18,543
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		25	29,322
Prudential Financial, Inc. 6.20%, 1/15/15		25	28,395
UnitedHealth Group, Inc. 5.25%, 3/15/11		30	30,477
XL Capital Ltd. 5.25%, 9/15/14		21	22,510

			325,884

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		26	26,932

			544,052

Utility – 1.0%
Electric – 0.6%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(b)		25	27,013

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ohio Power Co. Series F 5.50%, 2/15/13	U.S.$	16	$17,430
PPL Energy Supply LLC 6.50%, 5/01/18		25	28,588
Teco Finance, Inc. 4.00%, 3/15/16		30	31,625

			104,656

Natural Gas – 0.4%
DCP Midstream LLC 9.75%, 3/15/19(b)		20	26,487
EQT Corp. 8.125%, 6/01/19		12	14,764
Spectra Energy Capital LLC 8.00%, 10/01/19		25	31,603

			72,854

			177,510

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. 5.75%, 1/20/20		40	44,746

Total Corporates - Investment Grades (cost $1,862,888)			1,949,017

GOVERNMENTS - SOVEREIGN AGENCIES – 5.9%
Australia – 0.2%
Suncorp-Metway Ltd. 1.789%, 7/16/12(b)(c)		45	46,050

Netherlands – 1.8%
NIBC Bank NV 3.125%, 2/17/12	EUR	110	156,417
SNS Bank NV 2.875%, 1/30/12		110	156,015

			312,432

United Kingdom – 0.9%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	50	81,758
Yorkshire Building Society 2.00%, 3/30/12		50	81,374

			163,132

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

United States – 3.0%
Goldman Sachs Group, Inc. (The) - FDIC Insured 3.50%, 12/08/11	EUR	375	$533,869

Total Governments - Sovereign Agencies (cost $990,615)			1,055,483

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.5%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47	U.S.$	80	85,479
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.723%, 9/11/38		75	83,902
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.091%, 12/10/49		55	59,638
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	57,710
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		50	52,641
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		65	69,483
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		45	44,944
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB16, Class A4 5.552%, 5/12/45		80	87,039
Series 2007-CB18, Class A4 5.44%, 6/12/47		60	63,292
Series 2007-LD11, Class A4 5.818%, 6/15/49		55	58,379
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.259%, 6/15/29		70	76,034
Series 2006-C4, Class A4 5.881%, 6/15/38		60	65,947
Series 2006-C7, Class A3 5.347%, 11/15/38		80	85,748

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	U.S.$	25	$26,701
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		60	62,144

Total Commercial Mortgage-Backed Securities (cost $910,684)			979,081

SUPRANATIONALS – 1.4%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	120	71,755
European Investment Bank 0.593%, 3/05/12(c)	U.S.$	50	50,235
Inter-American Development Bank 0.492%, 3/16/11(c)		120	120,118

Total Supranationals (cost $238,986)			242,108

GOVERNMENTS - TREASURIES – 0.9%
New Zealand – 0.9%
New Zealand Government Bond Series 1111 6.00%, 11/15/11 (cost $151,118)	NZD	210	164,067

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Poland – 0.1%
Poland Government International Bond 3.875%, 7/16/15	U.S.$	16	16,960

Russia – 0.6%
Russian Federation 7.50%, 3/31/30(b)		85	102,030

Total Governments - Sovereign Bonds (cost $111,516)			118,990

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Communications - Media – 0.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(b)	U.S.$	5	$5,313
8.125%, 4/30/20(b)		3	3,240

			8,553

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16		25	27,530

Total Corporates - Non-Investment Grades (cost $35,355)			36,083

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $11,209)		10	12,300

CMOs – 0.1%
Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 3.428%, 12/25/35 (cost $8,269)		9	8,944

	Shares
SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(d) (cost $667,174)		667,174	667,174

Total Investments – 131.4% (cost $22,453,539)			23,300,735
Other assets less liabilities – (31.4)%			(5,564,980)

Net Assets – 100.0%			$17,735,755

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2010	Unrealized Depreciation
Purchased Contracts
German Euro Schatz Futures	5	December 2010	$761,985	$757,314	$(4,671)

Sold Contracts
U.S. T-Note 2 Yr Futures	1	December 2010	219,123	219,984	(861)
U.S. T-Note 5 Yr Futures	5	December 2010	607,234	607,891	(657)

					$(6,189)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar settling 12/22/10	84	$82,188	$82,244	$56
British Pound settling 12/01/10	2	2,815	2,853	38
Euro settling 12/01/10(1)	121	168,107	169,046	939
Norwegian Krone settling 11/04/10	359	56,707	61,319	4,612
Norwegian Krone settling 11/04/10	24	4,159	4,161	2
South Korean Won settling 11/18/10	351,611	311,919	312,251	332
South Korean Won settling 11/18/10	23,893	21,425	21,218	(207)
Swedish Krona settling 12/15/10	1,128	169,419	168,713	(706)

Sale Contracts:
State Street Bank and Trust Co.:
Brazilian Real settling 11/03/10	125	72,684	73,722	(1,038)
Brazilian Real settling 12/02/10	125	72,880	73,270	(390)
British Pound settling 12/01/10(1)	107	168,107	170,683	(2,576)
British Pound settling 12/01/10	131	204,655	209,097	(4,442)
Canadian Dollar settling 11/22/10	26	25,609	25,875	(266)
Euro settling 1/06/11	822	1,140,181	1,142,702	(2,521)
Japanese Yen settling 11/10/10	1,508	18,380	18,745	(365)
Japanese Yen settling 11/10/10	19,275	231,950	239,540	(7,590)
New Zealand Dollar settling 12/02/10	214	157,084	163,113	(6,029)
Norwegian Krone settling 12/15/10	384	65,705	65,342	363

(1)	Represents a cross-currency purchase of Euro and a sale of British Pound.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital	$370	3/31/20	3.827%	3 month LIBOR	$(40,016)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES (see Note D)

Swap Counterparty & Index	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Sale Contracts
Morgan Stanley Capital: CDX-IG.15 10-Year Index 12/20/20*	1.00%	1.11%	$1,000	$(8,425)	$(11,141)	$2,716

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Bank of America	0.20%	12/31/10	$494,894
Bank of America	0.23%	12/31/10	527,122
Bank of America	0.14%	12/31/10	616,811
Bank of America	0.15%	12/31/10	653,857
Bank of America	0.21%	12/31/10	680,490
Bank of America	0.17%	12/31/10	1,308,213

			$4,281,387

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $4,504,296.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $300,693 or 1.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2010, the fund’s total exposure to subprime investments was 0.05% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

Glossary:

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,786,365)	$22,633,561
Affiliated issuers (cost $667,174)	667,174
Cash	6,894	(a)
Interest and dividends receivable	176,116
Deferred offering expenses	63,052
Receivable for capital stock sold	23,036
Receivable for investment securities sold and foreign currency transactions	13,827
Unrealized appreciation of forward currency exchange contracts	6,342
Unrealized appreciation on credit default swap contracts	2,716

Total assets	23,592,718

Liabilities
Payable for reverse repurchase agreements	4,281,387
Payable for investment securities purchased and foreign currency transactions	1,284,992
Payable for capital stock redeemed	60,000
Payable to Adviser	47,763
Unrealized depreciation on interest rate swap contracts	40,016
Unrealized depreciation of forward currency exchange contracts	26,130
Premium received on swaps	11,141
Advisory fee payable	7,251
Distribution fee payable	3,146
Transfer Agent fee payable	989
Payable for variation margin on futures contracts	932
Accrued expenses	93,216

Total liabilities	5,856,963

Net Assets	$17,735,755

Composition of Net Assets
Capital stock, at par	$16,869
Additional paid-in capital	16,931,346
Undistributed net investment income	4,829
Accumulated net realized loss on investment and foreign currency transactions	(3,425)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	786,136

	$17,735,755

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,001,158	189,998	$10.53	*

C	$3,378,046	321,768	$10.50

Advisor	$1,102,197	104,491	$10.55

R	$10,501	1,000	$10.50

K	$783,660	74,616	$10.50

I	$10,509	1,000	$10.51

1	$10,509	1,000	$10.51

2	$10,439,175	993,000	$10.51

(a)	An amount of $6,894 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2010.
*	The maximum offering price per share for Class A shares was $11.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the period January 26, 2010(a) to October 31, 2010

Investment Income
Interest	$253,730
Dividends—Affiliated issuers	894	$254,624

Expenses
Advisory fee (see Note B)	50,104
Distribution fee—Class A	2,141
Distribution fee—Class C	9,460
Distribution fee—Class R	39
Distribution fee—Class K	578
Transfer agency—Class A	3,677
Transfer agency—Class C	3,301
Transfer agency—Advisor Class	1,702
Transfer agency—Class R	5
Transfer agency—Class K	405
Transfer agency—Class I	2
Transfer agency—Class 1	10
Transfer agency—Class 2	2,303
Amortization of offering expenses	155,276
Custodian	86,653
Administrative	55,000
Audit	44,110
Registration fees	25,545
Printing	21,262
Legal	17,977
Directors’ fees	11,878
Miscellaneous	8,315

Total expenses before interest expense	499,743
Interest expense	4,576

Total expenses	504,319
Less: expenses waived and reimbursed by the Adviser (see Note B)	(442,424)

Net expenses		61,895

Net investment income		192,729

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		10,327
Futures contracts		14,478
Swap contracts		5,198
Foreign currency transactions		(98,004)
Net change in unrealized appreciation/depreciation of:
Investments		847,196
Futures contracts		(6,189)
Swap contracts		(37,300)
Foreign currency denominated assets and liabilities		(17,571)

Net gain on investment and foreign currency transactions		718,135

Net Increase in Net Assets from Operations		$910,864

(a)	Commencement of operations.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

January 26, 2010(a) to October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$192,729
Net realized loss on investment and foreign currency transactions	(68,001)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	786,136

Net increase in net assets from operations	910,864
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,913)
Class C	(6,337)
Advisor Class	(6,220)
Class R	(94)
Class K	(1,661)
Class I	(123)
Class 1	(116)
Class 2	(120,917)
Tax return of capital
Class A	(342)
Class C	(314)
Advisor Class	(308)
Class R	(5)
Class K	(82)
Class I	(6)
Class 1	(6)
Class 2	(5,989)
Capital Stock Transactions
Net increase	16,974,324

Total increase	17,735,755
Net Assets
Beginning of period	—

End of period (including undistributed net investment income of $4,829)	$17,735,755

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the period January 26, 2010(a) to October 31, 2010

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$146,004
Operating expenses reimbursed by the Adviser in excess of expenses paid	31,994

Net increase in cash from operating activities		$177,998
Investing Activities:
Purchases of long-term investments	(26,143,684)
Proceeds from disposition of long-term investments	5,550,045
Purchase of short-term investments, net	(667,174)
Payments on swap contracts	16,339
Proceeds from futures	9,989
Realized currency loss on foreign forward currency contracts closed	(79,719)

Net decrease in cash from investing activities		(21,314,204)
Financing Activities:
Cash dividends paid	(128,961)
Subscriptions of capital stock, net	16,990,674
Increase in reverse repurchase agreements	4,281,387

Net increase in cash from financing activities		21,143,100

Net increase in cash		6,894
Cash at beginning of period		—

Cash at end of period		$6,894

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$910,864
Adjustments:
Increase in interest and dividends receivable	$(176,116)
Net accretion of bond discount and amortization of bond premium	173,641
Inflation Index Adjustment	(106,146)
Increase in interest payable	4,576
Increase in accrued expenses	89,313
Net realized gain on investment and foreign currency transactions	68,001
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(786,135)

Total adjustments		(732,866)

Net increase in cash from operating activities		$177,998

(a)	Commencement of operations.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, AllianceBernstein Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class R, Class K, Class I , Class 1 and Class 2 shares. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of October 31, 2010, the Adviser was the sole shareholder of Class R, Class I, Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Inflation-Linked Securities	$—	$18,067,488	$—	$18,067,488
Corporates—Investment Grades	—	1,949,017	—	1,949,017
Governments—Sovereign Agencies	—	1,055,483	—	1,055,483
Commercial Mortgage-Backed Securities	—	858,558	120,523	979,081
Supranationals	—	242,108	—	242,108
Governments—Treasuries	—	164,067	—	164,067
Governments—Sovereign Bonds	—	118,990	—	118,990
Corporates—Non-Investment Grades	—	36,083	—	36,083
Emerging Markets—Corporate Bonds	—	12,300	—	12,300
CMOs	—	—	8,944	8,944
Short-Term Investments	667,174	—	—	667,174

Total Investments in Securities	667,174	22,504,094	129,467	23,300,735
Other Financial Instruments* :
Assets
Forward Currency Exchange Contracts	—	6,342	—	6,342
Credit Default Swap Contracts	—	2,716	—	2,716
Liabilities
Futures Contracts	(6,189)	—	—	(6,189)+
Forward Currency Exchange Contracts	—	(26,130)	—	(26,130)
Interest Rate Swap Contracts	—	(40,016)	—	(40,016)

Total	$660,985	$22,447,006	$129,467	$23,237,458

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	CMOs	Total
Balance as of 1/26/10(a)	$—	$—	$—
Accrued discounts/premiums	712	34	746
Realized gain (loss)	—	783	783
Change in unrealized appreciation/depreciation	19,244	676	19,920
Net purchases (sales)	100,567	7,451	108,018
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 10/31/10	$120,523	$8,944	$129,467

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*	$19,244	$676	$19,920

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $218,328 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Notes to Financial Statements

basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before January 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011, after which it may be terminated by either party. For the period ended October 31, 2010, such reimbursement amounted to $387,424, that is subject to repayment, not to exceed the amount of offering expenses. Additionally, the Portfolio received excess reimbursement in the amount of $47,763 which was payable to the Adviser for the period ended October 31, 2010.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2010, the Adviser voluntarily agreed to waive such fees in the amount of $55,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,211 for the period ended October 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,291 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended October 31, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2010 is as follows:

Market Value January 26, 2010(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2010 (000)	Dividend Income (000)
$ – 0 –	$10,729	$10,062	$667	$1

(a)	Commencement of operations.

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $168,489, $9,520, $9,887 and $1,788 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,240,553	$1,874,782
U.S. government securities	21,164,639	3,632,741

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$22,453,539

Gross unrealized appreciation	$853,967
Gross unrealized depreciation	(6,771)

Net unrealized appreciation	$847,196

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

During the period ended October 31, 2010, the Portfolio entered into futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the period ended October 31, 2010, the Portfolio entered into forward currency contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the period ended October 31, 2010, the Portfolio entered into interest rate swap contracts for hedging and non-hedging purposes.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended October 31, 2010, the Portfolio entered credit default swap contracts for non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2010, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,000,000, with net unrealized appreciation of $2,716, and terms of less than 10 years, as reflected in the portfolio of investments.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

As of October 31, 2010, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2010, the Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $40,016 at October 31, 2010.

At October 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,342	Unrealized depreciation of forward currency exchange contracts	$26,130

Credit contracts	Unrealized appreciation on credit default swap contracts	2,716

Interest rate contracts			Payable for variation margin on futures contracts	6,189	*

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	40,016

Total		$9,058		$72,335

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$64,185	$(19,788)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	11,503	2,716

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(6,305)	(40,016)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	14,478	(6,189)

Total		$83,861	$(63,277)

For the period ended October 31, 2010, the average monthly principal amount of foreign exchange contracts was $2,568,141, average monthly original value of futures contracts was $1,212,601, average monthly notional amount of interest rate swaps was $296,000 and average monthly notional amount of credit default swaps was $1,000,000.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the period ended October 31, 2010, the average amount of reverse repurchase agreements outstanding was $3,365,536 and the daily weighted average interest rate was 0.18%.

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the period ended October 31, 2010, the Portfolio earned drop income of $1,402 which is included in interest income in the accompanying statement of operations.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	January 26, 2010(a) to October 31, 2010	January 26, 2010(a) to October 31, 2010

Class A
Shares sold	206,876	$2,101,534

Shares issued in reinvestment of dividends and distributions	601	6,053

Shares redeemed	(17,479)	(181,797)

Net increase	189,998	$1,925,790

Class C
Shares sold	326,492	$3,331,995

Shares issued in reinvestment of dividends and distributions	631	6,355

Shares redeemed	(5,355)	(54,442)

Net increase	321,768	$3,283,908

Advisor Class
Shares sold	109,064	$1,102,344

Shares issued in reinvestment of dividends and distributions	638	6,437

Shares redeemed	(5,211)	(52,876)

Net increase	104,491	$1,055,905

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	74,549	$748,094

Shares issued in reinvestment of dividends and distributions	162	1,627

Shares redeemed	(95)	(1,000)

Net increase	74,616	$748,721

Class I
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 2
Shares sold	993,000	$9,930,000

Net increase	993,000	$9,930,000

(a)	Commencement of operations.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into in derivatives transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended October 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2010 was as follows:

2010
Distributions paid from:
Ordinary income	$142,381

Total taxable distributions	142,381
Tax return of capital	7,052

Total distributions paid	$149,433

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$	– 0	–
Accumulated capital and other gains/losses		(17,892	)(a)
Unrealized appreciation/(depreciation)		805,432	(b)

Total accumulated earnings/(deficit)(a)		$787,540	(c)

(a)	The Fund deferred $17,892 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on swap income (loss) accrual, and the mark to market of forward foreign currency contracts and futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to the amortization of offering costs.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

During the current fiscal period, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, nondeductible offering costs, and dividend overdistributions resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14
Net realized and unrealized gain on investment and foreign currency transactions	.47

Net increase in net asset value from operations	.61

Less: Dividends and Distributions
Dividends from net investment income	(.08)
Tax return of capital	(.00	)(g)

Total dividends and distributions	(.08)

Net asset value, end of period	$ 10.53

Total Return
Total investment return based on net asset value(d)	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.80%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.75%
Expenses, before waivers/reimbursements(e)(f)	4.63%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	4.58%
Net investment income(c)(e)(f)	1.76%
Portfolio turnover rate	34%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized gain on investment and foreign currency transactions	.48

Net increase in net asset value from operations	.56

Less: Dividends and Distributions
Dividends from net investment income	(.06)
Tax return of capital	(.00	)(g)

Total dividends and distributions	(.06)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.50%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	1.45%
Expenses, before waivers/reimbursements(e)(f)	4.80%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	4.75%
Net investment income(c)(e)(f)	1.12%
Portfolio turnover rate	34%

See footnote summary on page 50.

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17
Net realized and unrealized gain on investment and foreign currency transactions	.47

Net increase in net asset value from operations	.64

Less: Dividends and Distributions
Dividends from net investment income	(.09)
Tax return of capital	(.00	)(g)

Total dividends and distributions	(.09)

Net asset value, end of period	$ 10.55

Total Return
Total investment return based on net asset value(d)	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.50%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.45%
Expenses, before waivers/reimbursements(e)(f)	4.50%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	4.44%
Net investment income(c)(e)(f)	2.13%
Portfolio turnover rate	34%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment and foreign currency transactions	.48

Net increase in net asset value from operations	.60

Less: Dividends and Distributions
Dividends from net investment income	(.09)
Tax return of capital	(.01)

Total dividends and distributions	(.10)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.00%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.95%
Expenses, before waivers/reimbursements(e)(f)	5.74%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	5.69%
Net investment income(c)(e)(f)	1.53%
Portfolio turnover rate	34%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09
Net realized and unrealized gain on investment and foreign currency transactions	.53

Net increase in net asset value from operations	.62

Less: Dividends and Distributions
Dividends from net investment income	(.12)
Tax return of capital	(.00	)(g)

Total dividends and distributions	(.12)

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.75%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.70%
Expenses, before waivers/reimbursements(e)(f)	3.53%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	3.48%
Net investment income(c)(e)(f)	1.12%
Portfolio turnover rate	34%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16
Net realized and unrealized gain on investment and foreign currency transactions	..48

Net increase in net asset value from operations	.64

Less: Dividends and Distributions
Dividends from net investment income	(.12)
Tax return of capital	(.01)

Total dividends and distributions	(.13)

Net asset value, end of period	$ 10.51

Total Return
Total investment return based on net asset value(d)	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.49%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.45%
Expenses, before waivers/reimbursements(e)(f)	5.19%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	5.16%
Net investment income(c)(e)(f)	2.03%
Portfolio turnover rate	34%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15
Net realized and unrealized gain on investment and foreign currency transactions	.48

Net increase in net asset value from operations	.63

Less: Dividends and Distributions
Dividends from net investment income	(.11)
Tax return of capital	(.01)

Total dividends and distributions	(.12)

Net asset value, end of period	$ 10.51

Total Return
Total investment return based on net asset value(d)	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.58%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.55%
Expenses, before waivers/reimbursements(e)(f)	5.29%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	5.25%
Net investment income(c)(e)(f)	1.93%
Portfolio turnover rate	34%

See footnote summary on page 50.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16
Net realized and unrealized gain on investment and foreign currency transactions	.48

Net increase in net asset value from operations	.64

Less: Dividends and Distributions
Dividends from net investment income	(.12)
Tax return of capital	(.01)

Total dividends and distributions	(.13)

Net asset value, end of period	$ 10.51

Total Return
Total investment return based on net asset value(d)	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.49%
Expenses, net of waivers/reimbursements, excluding interest expense(e)(f)	.45%
Expenses, before waivers/reimbursements(e)(f)	5.18%
Expenses, before waivers/reimbursements, excluding interest expense(e)(f)	5.13%
Net investment income(c)(e)(f)	2.05%
Portfolio turnover rate	34%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Amount is less than $.005.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Bond Inflation Strategy Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2010, and the results of its operations, changes in its net assets and the financial highlights for the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended October 31, 2010.

For foreign shareholders, 100% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Rajen B. Jadav(2), Vice President Shawn E. Keegan(2) , Vice President	Douglas J. Peebles(2) , Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 50 (2010)	Senior Vice President of the Adviser and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 78 (2002)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005.

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person”, as defined in the “40 Act”, due to his position as Senior Vice President of AllianceBernstein.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Rajen B. Jadav 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

Shawn E. Keegan 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser,** and Director of Stable Value Investments, with which he has been associated since prior to 2005.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period. The agreement allows for the Adviser to be reimbursed through a limited period for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through the Strategies start up period. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio
Bond Strategy	Advisor	0.45%	1.05%
	Class A	0.75%	1.35%
	Class C	1.45%	2.05%
	Class R	0.95%	1.55%
	Class K	0.70%	1.30%
	Class I5	0.45%	1.05%
	Class 1[5]	0.55%	1.15%
	Class 2[5]	0.45%	1.05%

Municipal Strategy[6]	Advisor	0.50%	0.97%
	Class A	0.80%	1.27%
	Class C	1.50%	1.97%
	Class 1[5]	0.60%	1.07%
	Class 2[5]	0.50%	0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

(size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8
Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19
Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

AllianceBernstein Family of Funds

NOTES

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1010

ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) since inception, for the period ended October 31, 2010. The Strategy commenced operations on January 26, 2010.

Investment Objectives and Policies

The Strategy seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 5 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 year Treasury Inflation Protected Securities (TIPS) Index. Also included in the table are returns for the Strategy’s peer group, as represented by the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees.

Class A shares of the Strategy underperformed the benchmark and the Lipper Average for the six-month and since-inception periods ended October 31, 2010, before sales charges. The objective of the Strategy is to maximize real (net of inflation) after-tax return without undue risk to principal. In pursuit of this objective, the Strategy invests in municipal bonds that are exempt from Federal income tax and typically enters into derivatives, such as inflation swap agreements, in order to provide inflation protection. The result of this is generally less overall interest rate exposure than many members of the Lipper Average peer group. As interest rates declined over both periods, the Strategy underperformed the peer group. Municipal bonds underperformed US Treasuries during both the six-month and since-inception periods, causing the Strategy to also underperform its benchmark. The Strategy did not utilize leverage during the reporting periods. The Strategy utilized interest rate swaps, during the six-month reporting period. Given the relatively small size of these positions, these swaps had little impact on performance.

Market Review and Investment Strategy

During 2010, states and municipalities have continued to address the financial difficulties brought about by the sharpest decline in economically-sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part, states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize which made security selection a critical factor. It also became apparent during this period that many states are confronting serious problems due to underfunded state pension plans. As a result, the Strategy’s Municipal Bond Investment Team (the “Team”) has systematically incorporated the evaluation of these pension plans into the Team’s internal municipal bond rating process and focused the Strategy’s investments on essential-purpose revenue bonds, such as those backed by water and sewer services which the Team believes remain well-insulated from pension and other budgetary pressures.

Near the end of 2009, the expectation of most investors was that the Federal Reserve was likely to raise the Federal

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Funds rate in the third quarter of 2010. As 2010 progressed, it became clear that the economy was not nearly as robust as had been expected. As a result, the Federal Reserve did not raise rates and indicated in its statements that it will continue to keep the Federal Funds rate at its historically low level for an extended period. Until late summer 2010, securities’ prices in the market generally reflected low inflation expectations. As the Federal Reserve announced an aggressive program to purchase Treasury securities in an attempt to keep longer rates low, it also expressed greater tolerance of a modest increase in inflation. During the first part of 2010, with declining inflation expectations, the Strategy’s inflation hedges detracted from absolute performance, but as inflation expectations rose toward the end of the reporting period, these positions benefited performance.

Given the extremely steep yield curve for short to intermediate maturities, the Team structured the Strategy’s bond holdings as a modified barbell with a large position around the duration target and a smaller, longer duration position offset by a shorter duration position. The large position around the Strategy’s duration target allowed the Team to take advantage of the steep curve as the value of these bonds increased as they rolled down the curve. The long position added to performance as long yields fell, largely due to a scarcity of longer tax-exempt bonds in the marketplace brought about the federal government’s Build America Bond Program.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800-227-4618 for Class 2, A, C and Advisor Class shares and 212-756-4097 for Class 1 shares.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy. For the six-month and since inception periods ended October 31, 2010, the Lipper Intermediate Municipal Debt Funds Average consisted of 160 and 154 funds, respectively. These funds have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

The market values of the Strategy’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Inflation risks—prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Municipal bond risks: debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value. Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Leverage risk is trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Municipal Bond Inflation Strategy
Class 1	0.81%	1.78%

Class 2	0.86%	1.85%

Class A	0.81%	1.70%

Class C	0.50%	1.23%

Advisor Class**	0.93%	1.97%

Barclays Capital 1-10 Year TIPS Index	4.48%	5.35%

Lipper Intermediate Municipal Debt Funds Average	3.49%	4.88%

*    Since Inception: January 26, 2010

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/10

*Since Inception: January 26, 2010

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**

Class 1 Shares			1.32%
Six Months	0.81%	0.81%
Since Inception*	1.78%	1.78%

Class 2 Shares			1.41%
Six Months	0.86%	0.86%
Since Inception*	1.85%	1.85%

Class A Shares			1.12%
Six Months	0.81%	-2.20%
Since Inception*	1.70%	-1.36%

Class C Shares			0.42%
Six Months	0.50%	-0.50%
Since Inception*	1.23%	0.23%

Advisor Class Shares†			1.42%
Six Months	0.93%	0.93%
Since Inception*	1.97%	1.97%
The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.23%, 1.13%, 1.44%, 2.14%, 1.14% for Class 1, Class 2, Class A, Class C, Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class shares, respectively. These waivers/reimbursements extend throughout the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: January 26, 2010

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class 1 Shares
Six Months	1.69%
Since Inception*	1.34%

Class 2 Shares
Six Months	1.74%
Since Inception*	1.40%

Class A Shares
Six Months	-1.49%
Since Inception*	-1.76%

Class C Shares
Six Months	0.18%
Since Inception*	-0.23%

Advisor Class Shares†
Six Months	1.70%
Since Inception*	1.43%

*	Inception Date: January 26, 2010

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,009.05	$1,021.17	$4.05	$4.08
Class C	$1,000	$1,000	$1,004.99	$1,017.64	$7.58	$7.63
Advisor Class	$1,000	$1,000	$1,009.28	$1,022.68	$2.53	$2.55
Class 1	$1,000	$1,000	$1,009.05	$1,022.18	$3.04	$3.06
Class 2	$1,000	$1,000	$1,009.55	$1,022.68	$2.53	$2.55
*	Expenses are equal to the classes’ annualized expense ratios of 0.80%, 1.50%, 0.50%, 0.60% and 0.50%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $62.4

*	All data are as of October 31, 2010. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.4%
Long-Term Municipal Bonds – 77.9%
Alaska – 0.7%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	$400	$456,600

Arizona – 3.2%
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	1,978,830

Arkansas – 2.5%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	1,500	1,590,255

California – 4.4%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,225	1,345,099
California GO 5.00%, 10/01/16	275	316,470
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	225	245,372
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	510,547
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	336,243

		2,753,731

Colorado – 1.7%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	375	411,915
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	216,160
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	454,489

		1,082,564

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.6%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	$1,495	$1,642,586

Florida – 11.4%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	335,132
NPFGC Series A 5.00%, 3/01/15	275	291,874
Florida Brd of Ed Lottery 4.00%, 7/01/12	2,140	2,258,599
Series 2010 C 5.00%, 7/01/16	550	636,608
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	708,764
Series 2010A 5.00%, 7/01/15	700	766,507
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	459,572
Lee Cnty FL Arpt (Southwest Florida Intl Airport) AGM 5.00%, 10/01/13	1,000	1,076,460
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Prerefunded/ETM)	560	588,969

		7,122,485

Illinois – 13.9%
Chicago IL Brd of Ed GO 5.00%, 12/01/17(a)	1,690	1,902,906
Chicago IL GO Series 2010A 5.00%, 1/01/24	1,975	2,147,259
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,387,903
Illinois GO Series 2010 5.00%, 1/01/18	500	547,120
Illinois Sales Tax 5.00%, 6/15/17	1,450	1,659,308

		8,644,496

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.2%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	$180	$100,255

Louisiana – 1.6%
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	975,884

Massachusetts – 0.6%
Massachusetts GO Series 2006C 2.028%, 11/01/19(b)	400	367,204

Minnesota – 3.6%
Minnesota Hgr Ed Fac Auth (Gustavus Adolphus College) 5.00%, 10/01/21	1,295	1,423,827
Minnesota PFA (Minnesota SRF) Series 2010 A 5.00%, 3/01/13	750	822,862

		2,246,689

Nevada – 2.2%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	856,969
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	506,754

		1,363,723

New Jersey – 0.9%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	550,363

New York – 2.4%
Long Island Pwr Auth NY NPFGC Series 2006 D 1.818%, 9/01/15(b)	1,000	977,400
New York NY Mun Wtr Fin Auth 2.263%, 6/15/13(b)	500	501,340

		1,478,740

Ohio – 2.4%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	780,654

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	$725	$750,636

		1,531,290

Pennsylvania – 3.5%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	532,048
Pennsylvania GO Series 2006 5.00%, 3/01/13	700	769,202
Series 2010A 5.00%, 5/01/13	220	243,122
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	633,682

		2,178,054

Puerto Rico – 7.0%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	1,830	2,045,940
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	1,000	1,049,770
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.355%, 7/01/28(b)	1,500	972,120
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	308,162

		4,375,992

Texas – 9.4%
Garland TX GO Series 2010 5.00%, 2/15/26	500	560,670
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	400	453,816
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	752,395
Lower Colorado River Auth TX 5.00%, 5/15/24(a)	2,615	2,857,411
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,246,946

		5,871,238

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 2.5%
Seattle WA GO Series 2010 4.00%, 8/01/12	$700	$743,001
Washington St GO Series 2009 B 5.00%, 1/01/22	710	820,519

		1,563,520

Wisconsin – 1.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	700	763,385

Total Long-Term Municipal Bonds (cost $47,940,337)		48,637,884

Short-Term Municipal Notes – 16.5%
Alaska – 3.9%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993C 0.22%, 12/01/33(c)	2,400	2,400,000

Colorado – 3.2%
Colorado Educational & Cultural Facilities Authority (Natl Jewish Fed Bd Prog) 0.28%, 2/01/35(c)	2,000	2,000,000

Florida – 3.2%
Jacksonville FL Hlth Facs Auth (Baptist Medical Center) 0.27%, 8/15/33(c)	2,000	2,000,000

North Carolina – 2.2%
Charlotte-Mecklenburg Hosp Auth NC (Carolinas Hlth Care Sys) Series 2007 H 0.27%, 1/15/45(c)	1,400	1,400,000

Oregon – 1.9%
Medford OR Hosp Facs Auth (Rogue Valley Manor) 0.25%, 8/15/32(c)	1,200	1,200,000

Texas – 2.1%
Dallas Ctr for The Performing Arts (Dallas Performing Arts Cult Fac Corp. TX) Series 2008B 0.27%, 9/01/41(c)	1,000	1,000,000

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 0.28%, 5/15/48(c)	$300	$300,000

		1,300,000

Total Short-Term Municipal Notes (cost $10,300,000)		10,300,000

Total Municipal Obligations (cost $58,240,337)		58,937,884

AGENCIES – 8.0%
Federal Home Loan Banks 1.50%, 1/16/13	2,195	2,245,197
2.25%, 4/13/12	2,660	2,733,235

Total Agencies (cost $4,900,766)		4,978,432

Total Investments – 102.4% (cost $63,141,103)		63,916,316
Other assets less liabilities – (2.4)%		(1,548,704)

Net Assets – 100.0%		$62,367,612

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	9/28/12	1.09%	CPI	#	$12,655
Barclays Bank PLC	7,000	3/16/13	1.795%	CPI	#	(138,205)
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	(61,671)
Barclays Bank PLC	5,500	6/1/15	2.0375%	CPI	#	(101,072)
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(170,844)
Barclays Bank PLC	3,000	7/19/17	2.0375%	CPI	#	6,564
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	(23,760)
Barclays Bank PLC	1,500	8/4/20	2.0375%	CPI	#	20,640
Citibank, N.A.	2,000	4/15/14	2.06%	CPI	#	(53,589)
JPMorgan Chase Bank, N.A.	1,000	7/29/20	2.305%	CPI	#	14,258
Morgan Stanley Capital Services Inc	7,000	6/25/12	0.99%	CPI	#	(255)
Morgan Stanley Capital Services Inc	1,000	5/6/13	1.95%	CPI	#	(22,309)
Morgan Stanley Capital Services Inc	9,000	10/27/13	1.61%	CPI	#	(56,549)
Morgan Stanley Capital Services Inc	2,000	10/14/20	2.37%	CPI	#	22,408

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of October 31, 2010, the Portfolio held 13.4% of net assets in insured bonds (of this amount 7.1% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFA – Public Finance Authority

SD – School District

SRF – State Revolving Fund

See notes to financial statements.

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value (cost $63,141,103)	$63,916,316
Cash	2,728,780
Receivable for capital stock sold	735,230
Interest receivable	513,626
Unrealized appreciation on interest rate swap contracts	76,525
Deferred offering expenses	40,437

Total assets	68,010,914

Liabilities
Payable for investment securities purchased	4,829,538
Unrealized depreciation on interest rate swap contracts	628,254
Payable for capital stock redeemed	40,490
Advisory fee payable	24,128
Distribution fee payable	16,365
Payable to Adviser	6,304
Transfer Agent fee payable	3,210
Accrued expenses	95,013

Total liabilities	5,643,302

Net Assets	$62,367,612

Composition of Net Assets
Capital stock, at par	$6,181
Additional paid-in capital	61,949,011
Undistributed net investment income	75,828
Accumulated net realized gain on investment transactions	113,108
Net unrealized appreciation on investments	223,484

$62,367,612

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,200,269	2,793,999	$10.09	*

C	$11,803,865	1,171,310	$10.08

Advisor	$12,309,259	1,218,917	$10.10

1	$10,084	1,000	$10.08

2	$10,044,135	996,000	$10.08

*	The maximum offering price per share for Class A shares was $10.40 which reflects a sales charge of 3.0%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the period January 26, 2010(a) to October 31, 2010

Investment Income
Interest		$539,609
Expenses
Advisory fee (see Note B)	$124,317
Distribution fee—Class A	32,213
Distribution fee—Class C	42,616
Distribution fee—Class 1	8
Transfer agency—Class A	8,501
Transfer agency—Class C	3,039
Transfer agency—Advisor Class	1,804
Transfer agency—Class 1	2
Transfer agency—Class 2	2,516
Amortization of offering expenses	129,548
Custodian	66,011
Administrative	55,000
Audit	35,180
Legal	27,643
Registration fees	18,732
Directors’ fees	15,565
Printing	14,030
Miscellaneous	5,883

Total expenses	582,608
Less: expenses waived and reimbursed by the Adviser (see Note B)	(383,454)

Net expenses		199,154

Net investment income		340,455

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,187)
Swap contracts		124,000
Net change in unrealized appreciation/depreciation of:
Investments		775,213
Swap contracts		(551,729)

Net gain on investment transactions		346,297

Net Increase in Net Assets from Operations		$686,752

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	January 26, 2010(a) to October 31, 2010
Increase in Net Assets from Operations
Net investment income	$340,455
Net realized gain on investment transactions	122,813
Net change in unrealized appreciation/depreciation of investments	223,484

Net increase in net assets from operations	686,752
Dividends to Shareholders from
Net investment income
Class A	(143,027)
Class C	(32,940)
Advisor Class	(36,724)
Class 1	(97)
Class 2	(103,484)
Capital Stock Transactions
Net increase	61,997,132

Total increase	62,367,612
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $75,828)	$62,367,612

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, AllianceBernstein Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class 1, and Class 2 shares. Class R, Class K and Class I shares have been authorized by the Portfolio but are not currently being offered. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of October 31, 2010, the Adviser was the sole shareholder of Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$48,637,884	$—	$48,637,884
Short-Term Municipal Notes	—	10,300,000	—	10,300,000
Agencies	—	4,978,432	—	4,978,432

Total Investments in Securities	—	63,916,316	—	63,916,316
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts	—	76,525	—	76,525
Liabilities
Interest Rate Swap Contracts	—	(628,254)	—	(628,254)

Total	$—	$63,364,587	$—	$63,364,587

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $169,985 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective January 26, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before January 26, 2011. This fee waiver and/or

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Notes to Financial Statements

expense reimbursement agreement may not be terminated before October 31, 2011, after which it may be terminated by either party. For the period ended October 31, 2010, such reimbursement amounted to $328,454, which is subject to repayment, not to exceed the amount of offering expenses. Additionally, the Portfolio received reimbursement in the amount of $6,304 which was payable to the Adviser for the period ended October 31, 2010.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2010, the Adviser voluntarily agreed to waive such fees in the amount of $55,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,322 for the period ended October 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $732 and $6,300 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2010.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $168,501 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$48,185,414	$	– 0	–
U.S. government securities	5,155,042		239,154

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$63,141,103

Gross unrealized appreciation	$885,358
Gross unrealized depreciation	(110,145)

Net unrealized appreciation	$775,213

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Notes to Financial Statements

posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2010, the Portfolio entered into interest rate swaps for hedging purposes.

As of October 31, 2010, the Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $628,254 at October 31, 2010.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

At October 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$76,525	Unrealized depreciation on interest rate swap contracts	$628,254

Total		$76,525		$628,254

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$124,000	$(551,729)

Total		$124,000	$(551,729)

For the period ended October 31, 2010, the average monthly notional amount of interest rate swaps was $28,750,000.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares	Amount
	January 26, 2010(a) to October 31, 2010	January 26, 2010(a) to October 31, 2010

Class A
Shares sold	3,163,536	$31,733,618

Shares issued in reinvestment of dividends	10,166	101,948

Shares redeemed	(379,703)	(3,797,745)

Net increase	2,793,999	$28,037,821

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Notes to Financial Statements

	Shares	Amount
	January 26, 2010(a) to October 31, 2010	January 26, 2010(a) to October 31, 2010
Class C
Shares sold	1,219,122	$12,200,973

Shares issued in reinvestment of dividends	2,858	28,605

Shares redeemed	(50,670)	(508,193)

Net increase	1,171,310	$11,721,385

Advisor Class
Shares sold	1,274,214	$12,824,351

Shares issued in reinvestment of dividends	2,854	28,710

Shares redeemed	(58,151)	(585,135)

Net increase	1,218,917	$12,267,926

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 2
Shares sold	996,000	$9,960,000

Net increase	996,000	$9,960,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolio may enter into in derivatives such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended October 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2010 was as follows:

2010
Distributions paid from:
Ordinary income	$57,510
Tax-exempt income	258,762

Total distributions paid	$316,272

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$198,851
Undistributed net investment income	113,108
Unrealized appreciation/(depreciation)	223,484

Total accumulated earnings/(deficit)	$535,443	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal period, permanent differences primarily due to the tax treatment of swap income and nondeductible offering costs resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11
Net realized and unrealized gain on investment transactions	.06

Net increase in net asset value from operations	.17

Less: Dividends
Dividends from net investment income	(.08)

Net asset value, end of period	$ 10.09

Total Return
Total investment return based on net asset value(d)	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	2.15%
Net investment income(b)(e)	1.43%
Portfolio turnover rate	1%

See footnote summary on page 35.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
January 26, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment transactions	.06

Net increase in net asset value from operations	.12

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$10.08

Total Return
Total investment return based on net asset value(d)	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%
Expenses, before waivers/reimbursements(e)	2.76%
Net investment income(b)(e)	.78%
Portfolio turnover rate	1%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment transactions	.08

Net increase in net asset value from operations	.20

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 10.10

Total Return
Total investment return based on net asset value(d)	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%
Expenses, before waivers/reimbursements(e)	1.57%
Net investment income(b)(e)	1.81%
Portfolio turnover rate	1%

See footnote summary on page 35.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11
Net realized and unrealized gain on investment transactions	.07

Net increase in net asset value from operations	.18

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%
Expenses, before waivers/reimbursements(e)	2.70%
Net investment income(b)(e)	1.38%
Portfolio turnover rate	1%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11
Net realized and unrealized gain on investment transactions	.07

Net increase in net asset value from operations	.18

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%
Expenses, before waivers/reimbursements(e)	2.61%
Net investment income(b)(e)	1.49%
Portfolio turnover rate	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Municipal Bond Inflation Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.) (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Municipal Bond Inflation Strategy Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2010, and the results of its operations, changes in its net assets and the financial highlights for the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended October 31, 2010.

The Portfolio designates $258,762 as exempt-interest dividends for the year ended October 31, 2010.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne Godlin(2), Vice President Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert (Guy) B. Davidson III, Wayne Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 50 (2010)

Senior Vice President of the Adviser and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

		97	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 78 (2002)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person,” as defined in the “40 Act,” due to his position as Senior Vice President of AllianceBernstein.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Brooks 62	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Robert (Guy) B. Davidson III, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.
The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Wayne Godlin 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2005.

Terrance T. Hults 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.
The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period. The agreement allows for the Adviser to be reimbursed through a limited period for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through the Strategies’ start up period. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio
Bond Strategy	Advisor Class A Class C Class R Class K Class I5 Class 1[5] Class 2[5]	0.45 0.75 1.45 0.95 0.70 0.45 0.55 0.45	% % % % % % % %	1.05% 1.35% 2.05% 1.55% 1.30% 1.05% 1.15% 1.05%

Municipal Strategy[6]	Advisor Class A Class C Class 1[5] Class 2[5]	0.50 0.80 1.50 0.60 0.50	% % % % %	0.97% 1.27% 1.97% 1.07% 0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation- Linked Bonds (TIPs)	$100.0	25 bp	0.250%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25 m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8
Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19
Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1010

ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 21, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) since-inception, for the period ended October 31, 2010. The Strategy commenced operations on March 8, 2010.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the US, commodities, commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries.

In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include Real Estate Investment Trusts (“REITs”), other real estate-related securities, and infrastructure-related securities. The Strategy will invest in both US and non-US Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US Dollar-denominated securities although it may hedge the exposure under certain circumstances. The Strategy may

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index.

The Strategy’s Class A shares without sales charges outperformed its benchmark for both the six-month period ended October 31, 2010 and the period between March 8, 2010 (inception of Strategy) and October 31, 2010. During the since-inception period ended October 31, 2010, the Strategy outperformed its benchmark primarily due to the Strategy’s strategic overweights to global real estate securities, commodity-linked derivatives, and US inflation-indexed bonds (TIPS). Positive contributions from tactical asset allocation decisions, including an emphasis on longer duration TIPS and curve positioning strategies in commodities, were partially offset by negative security selection, coming primarily from poor performance in the Strategy’s active commodity futures overlay, which seeks to benefit from relative value opportunities in individual commodity futures. Exposure to the various sleeves varied over the reporting periods, but

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

averaged out to about equal weights. Due to this, the Strategy has a high tracking error compared to its benchmark.

During the six-month period ended October 31, 2010, the Strategy outperformed its benchmark primarily due to strong returns to strategic exposures to commodities, global real estate securities, and TIPS, partially offset by negative security selection coming primarily from the Strategy’s active commodity futures overlay. During the period, the Strategy was invested in approximately equal weights of real estate, commodity stocks and TIPS-collateralized commodity futures. Additionally, tactical asset allocation decisions, including an underweight to energy-related commodity futures and an overweight to metals and mining equities, contributed positively to performance.

The Strategy makes regular use of notional derivatives—primarily commodity-linked swaps and commodity futures—with the aim of gaining cost-effective exposure to the commodity futures markets. These derivatives had a material impact on performance over the six-month and since-inception periods ended October 31, 2010.

Market Review and Investment Strategy

Equity and commodity markets moved higher for much of the period from March 8, 2010 through October 31, 2010, despite the emergence of concerns over the durability of the on-going global economic recovery in April 2010. Mixed data on the health of the US economy combined with worries over Europe’s sovereign debt issues and growing evidence of slowing Chinese growth resulted in the equity and commodity markets correcting sharply over the next two months. While the Real Asset Strategy Team (the “Team”) believed throughout the reporting period that the global economic recovery was sustainable, the Team opted to emphasize longer duration in the Strategy’s TIPS holdings for the majority of the reporting period, with the aim of benefiting from expected declines in real interest rates associated with the likely central bank response to nascent deflation fears.

As the summer progressed, strong responses from US and European monetary authorities appeared to have stabilized the markets, and concerns over the potential for a widespread deflationary crisis waned. During the final week of August 2010, in a bid to further tilt the odds in favor of economic recovery and a return to more desirable levels of inflation, the US central bank began to telegraph its intention to initiate another round of so-called “quantitative easing” (a program the media quickly dubbed “QE2”). Over the next two months, equity markets, commodity markets, and TIPS rallied sharply as real interest rates hit record-lows and longer-term inflation expectations began to normalize.

With the swing between investors’ enthusiasm and anxiety around economic growth dominating stock and commodity price action and macro economic headlines driving the returns of virtually all risky assets over the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

reporting period, bottom-up security selection potential was unsurprisingly limited. However, the varying sensitivity of broader sectors and asset classes to volatility in the macro backdrop provided the Team with an opportunity to benefit from a number of tactical allocation decisions during the reporting period. Although the Team remains vigilant for signs that underlying conditions have begun to worsen once again—and is similarly focused on the judicious implementation of hedges to mitigate corresponding downside risks—most evidence suggests that the global economic recovery remains on a solid footing. In addition to surprisingly robust economic data, as well as stabilizing employment losses in the US and much of the developing world, commodity prices and corporate earnings remain generally strong, led by emerging market growth and developed market exports.

In the Team’s view, the primary risks in the future are barbelled between economic growth coming in stronger than current consensus estimates and a QE2-induced supply shock (and subsequent recessionary pressures) stemming from a falling US dollar and rising prices of imports and commodities. In either case, the Team believes the Strategy is well-positioned to deliver strong relative performance on the back of the surprise increase in inflation expectations likely to accompany either outcome.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com, for Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, and by calling 212-756-4097 for Class 1 shares. The investment return and principal value of an investment in the Strategy will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Commodity-linked investments may experience greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

investments, and may be more volatile, especially in a down market. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. Adverse changes in the value or level of an asset or index underlying a derivative can result in a loss substantially greater than the Strategy’s (or the Subsidiary’s) investment. There is no guarantee that the investment objective of the Subsidiary will be achieved.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Real Asset Strategy
Class 1	9.65%	12.50%

Class 2	9.74%	12.70%

Class A	9.65%	12.50%

Class C	9.17%	11.90%

Advisor Class†	9.75%	12.60%

Class R †	9.45%	12.30%

Class K †	9.65%	12.50%

Class I †	9.74%	12.70%

MSCI All Country World Commodity Producers Index	2.91%	3.82%

*  Inception Date: March 8, 2010

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 3/8/10* TO 10/31/10

* Since the Strategy’s inception on 3/8/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Asset Strategy’s Class A shares (from 3/8/10* to 10/31/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns

Class 1 Shares
6 Months	9.65%	9.65%
Since Inception*	12.50%	12.50%

Class 2 Shares
6 Months	9.74%	9.74%
Since Inception*	12.70%	12.70%

Class A Shares
6 Months	9.65%	4.94%
Since Inception*	12.50%	7.76%

Class C Shares
6 Months	9.17%	8.17%
Since Inception*	11.90%	10.90%

Advisor Class Shares**
6 Months	9.75%	9.75%
Since Inception*	12.60%	12.60%

Class R Shares**
6 Months	9.45%	9.45%
Since Inception*	12.30%	12.30%

Class K Shares**
6 Months	9.65%	9.65%
Since Inception*	12.50%	12.50%

Class I Shares**
6 Months	9.74%	9.74%
Since Inception*	12.70%	12.70%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.00%, 1.58%, 1.94%, 2.64%, 1.64%, 2.33%, 2.02% and 1.69% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/ reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 3/8/10.

**

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class 1 Shares
6 Months	5.96%
Since Inception*	6.60%

Class 2 Shares
6 Months	6.16%
Since Inception*	6.80%

Class A Shares
6 Months	1.52%
Since Inception*	2.20%

Class C Shares
6 Months	4.67%
Since Inception*	5.20%

Advisor Class Shares†
6 Months	6.16%
Since Inception*	6.80%

Class R Shares†
6 Months	5.87%
Since Inception*	6.50%

Class K Shares†
6 Months	5.96%
Since Inception*	6.60%

Class I Shares†
6 Months	6.16%
Since Inception*	6.80%

*	Inception date: 3/8/10.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Historical Performance disclosures on pages 5-6.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,096.49	$1,019.91	$5.55	$5.35
Class C	$1,000	$1,000	$1,091.71	$1,016.38	$9.23	$8.89
Advisor Class	$1,000	$1,000	$1,097.47	$1,021.42	$3.97	$3.82
Class R	$1,000	$1,000	$1,094.54	$1,018.90	$6.60	$6.36
Class K	$1,000	$1,000	$1,096.49	$1,020.16	$5.28	$5.09
Class I	$1,000	$1,000	$1,097.37	$1,021.42	$3.96	$3.82
Class 1	$1,000	$1,000	$1,096.49	$1,020.16	$5.28	$5.09
Class 2	$1,000	$1,000	$1,097.37	$1,021.42	$3.96	$3.82
*	Expenses are equal to the classes’ annualized expense ratios of 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $13.6

TEN LARGEST HOLDINGS**

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$3,736,504	27.5%
Exxon Mobil Corp.	321,981	2.4
Sun Hung Kai Properties Ltd.	222,786	1.6
BHP Biliton Ltd.	190,243	1.4
Chevron Corp.	186,699	1.4
Rio Tinto PLC	179,782	1.3
Simon Property Group, Inc.	175,236	1.3
BP PLC	163,132	1.2
Mitsui Fudosan Co., Ltd.	151,282	1.1
Westfield Group	145,949	1.1
	$5,473,594	40.3%

*	All data are as of October 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Portfolio Summary and Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.5%
Energy – 19.2%
Coal & Consumable Fuels – 0.4%
Banpu PCL	300	$7,822
China Coal Energy Co. – Class H	9,000	15,649
Indo Tambangraya Megah PT	2,000	10,142
Peabody Energy Corp.	250	13,225
Yanzhou Coal Mining Co., Ltd. – Class H	2,000	5,787

		52,625

Integrated Oil & Gas – 13.5%
BG Group PLC	3,800	73,971
BP PLC	24,000	163,132
Chevron Corp.	2,260	186,699
China Petroleum & Chemical Corp. – Class H	44,000	41,750
ConocoPhillips	1,640	97,416
ENI SpA	2,800	63,049
Exxon Mobil Corp.	4,844	321,981
Gazprom OAO (Sponsored ADR)	4,150	90,677
Hess Corp.	660	41,600
LUKOIL OAO (London) (Sponsored ADR)	1,170	65,344
Marathon Oil Corp.	1,600	56,912
OMV AG	500	18,701
PetroChina Co., Ltd. – Class H	12,000	14,740
Petroleo Brasileiro SA	500	8,396
Petroleo Brasileiro SA (ADR)	1,820	62,098
Petroleo Brasileiro SA (Sponsored ADR)	1,930	60,197
PTT PCL (NVDR)	1,500	15,160
Repsol YPF SA	700	19,411
Rosneft Oil Co. (GDR)(a)(b)	1,550	10,803
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	4,450	144,345
Royal Dutch Shell PLC – Class B	2,400	76,804
Statoil ASA	950	20,750
Suncor Energy, Inc. (Toronto)	1,400	44,859
Total SA	2,400	130,641

		1,829,436

Oil & Gas Exploration & Production – 5.3%
Afren PLC(b)	7,200	14,929
Anadarko Petroleum Corp.	450	27,707
Apache Corp.	360	36,367
Canadian Natural Resources Ltd.	2,230	81,184
Chesapeake Energy Corp.	530	11,501
Cimarex Energy Co.	120	9,210
CNOOC Ltd.	19,000	39,568
Devon Energy Corp.	760	49,415
EnCana Corp.	700	19,774
Inpex Corp.	3	15,623
KazMunaiGas Exploration Production (GDR)(a)	950	16,340
Newfield Exploration Co.(b)	470	28,021
Nexen, Inc. (New York)	700	14,903

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc. (Toronto)	2,800	$59,574
Noble Energy, Inc.	300	24,444
Occidental Petroleum Corp.	910	71,553
OGX Petroleo e Gas Participacoes SA(b)	1,900	24,942
Penn West Energy Trust	3,500	79,719
Santos Ltd.	1,400	17,311
Talisman Energy, Inc.	900	16,316
Tullow Oil PLC	1,420	26,970
Woodside Petroleum Ltd.	900	38,487

		723,858

		2,605,919

Materials – 17.0%
Aluminum – 0.1%
Alcoa, Inc.	1,240	16,281

Diversified Metals & Mining – 8.7%
Acerinox SA	39	640
African Rainbow Minerals Ltd.	40	1,019
Agnico-Eagle Mines Ltd.	65	5,041
Allegheny Technologies, Inc.	40	2,108
Alumina Ltd.	900	1,798
Aluminum Corp. of China Ltd.(b)	1,544	1,466
Aneka Tambang TBK PT	1,307	374
Angang Steel Co., Ltd.	425	668
Anglo American PLC	1,916	89,272
Anglo Platinum Ltd.(b)	25	2,470
Antofagasta PLC	145	3,069
ArcelorMittal South Africa Ltd.	65	746
BHP Billiton Ltd.	4,604	190,243
BHP Billiton PLC	3,064	108,542
Boliden AB	107	1,817
Capstone Mining Corp.(b)	5,600	19,657
China Zhongwang Holdings Ltd.	635	380
Cia de Minas Buenaventura SA (ADR) – Class B	70	3,713
Dongkuk Steel Mill Co., Ltd.	14	323
Dowa Holdings Co., Ltd.	2,000	12,143
Eldorado Gold Corp.	200	3,387
Eramet	3	1,041
Eregli Demir ve Celik Fabrikalari TAS(b)	156	577
Eurasian Natural Resources Corp. PLC	95	1,325
Exxaro Resources Ltd.	50	941
First Quantum Minerals Ltd.	30	2,627
Fosun International	628	519
Franco-Nevada Corp.	45	1,552
Freeport-McMoRan Copper & Gold, Inc.	840	79,531
Fresnillo PLC	90	1,802
Fushan International Energy Group Ltd.	1,158	781
Grande Cache Coal Corp.(b)	3,000	20,590
Grupo Mexico SAB de CV	5,393	17,763
Harmony Gold Mining Co., Ltd.	145	1,665

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hidili Industry International Development Ltd.	403	$430
Hitachi Metals Ltd.	1,022	11,633
IAMGOLD Corp.	130	2,372
Industrias Penoles SAB de CV	38	1,077
Inmet Mining Corp.	25	1,495
International Nickel Indonesia Tbk PT	972	519
Ivanhoe Mines Ltd.(b)	95	2,275
Jiangxi Copper Co., Ltd.	544	1,512
KGHM Polska Miedz SA	655	29,416
Korea Zinc Co., Ltd.	3	759
Lonmin PLC(b)	60	1,679
Lundin Mining Corp.(b)	8,100	51,305
Maanshan Iron & Steel	678	391
MacArthur Coal Ltd.	141	1,662
Mechel	55	1,295
Metalurgica Gerdau SA (Preference Shares)	105	1,617
Mitsubishi Materials Corp(b)	4,000	12,522
MMC Norilsk Nickel (ADR)	950	17,717
MMX Mineracao e Metalicos SA(b)	168	1,351
Norsk Hydro ASA	348	2,136
Northam Platinum Ltd.	75	519
Novolipetsk Steel (GDR)(a)	35	1,198
Nucor Corp.	120	4,586
Outokumpu Oyj	50	898
OZ Minerals Ltd.	1,150	1,774
Pan American Silver Corp.	55	1,760
Polymetal OOO(a)(b)	40	632
Polyus Gold Co.	30	897
POSCO	26	10,731
Rautaruukki Oyj	33	656
Rio Tinto Ltd.	932	75,848
Rio Tinto PLC	2,768	179,782
Salzgitter AG	17	1,220
Severstal OAO (GDR)(a)(b)	97	1,307
Sherritt International Corp.	193	1,501
Silver Wheaton Corp.(b)	120	3,450
Sims Metal Management Ltd.	65	1,044
Southern Copper Corp.	80	3,424
SSAB AB – Class A	71	996
SSAB AB – Class B	32	396
Sumitomo Metal Mining Co., Ltd.	500	7,957
Teck Resources Ltd.	985	44,040
Vedanta Resources PLC	45	1,496
Voestalpine AG	43	1,707
Xstrata PLC	5,435	105,294
Zijin Mining Group Co., Ltd.	1,568	1,480

		1,177,346

Fertilizers & Agricultural Chemicals – 1.8%
Agrium, Inc. (Toronto)	1,000	88,460
CF Industries Holdings, Inc.	170	20,830

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Incitec Pivot Ltd.	12,900	$47,236
Monsanto Co.	640	38,029
Potash Corp. of Saskatchewan, Inc.	100	14,462
Syngenta AG	92	25,473
Yara International ASA	300	15,818

		250,308

Forest Products – 0.3%
West Fraser Timber Co., Ltd.	800	34,749

Gold – 2.2%
Anglogold Ashanti Ltd.	149	6,988
Barrick Gold Corp.	1,486	71,568
Gold Fields Ltd.	294	4,616
Gold Fields Ltd. (Sponsored ADR)	700	11,039
Goldcorp, Inc.	287	12,815
Kinross Gold Corp.	1,620	29,147
New Gold, Inc.(b)	10,200	75,508
Newcrest Mining Ltd.	581	22,865
Newmont Mining Corp.	883	53,748
Randgold Resources Ltd.	35	3,280
Yamana Gold, Inc.	870	9,571

		301,145

Paper Products – 0.3%
Mondi PLC	2,300	19,151
Svenska Cellulosa AB – Class B	600	9,302
UPM-Kymmene Oyj	500	8,307

		36,760

Precious Metals & Minerals – 0.2%
Impala Platinum Holdings Ltd.	198	5,590
Kazakhmys PLC	1,080	22,757

		28,347

Steel – 3.4%
ArcelorMittal (Euronext Amsterdam)	1,236	39,995
BlueScope Steel Ltd.	670	1,317
Bradespar SA	85	2,178
Cia Siderurgica Nacional SA	1,050	17,445
Cliffs Natural Resources, Inc.	400	26,080
Commercial Metals Co.	500	6,940
Fortescue Metals Group Ltd.(b)	3,160	19,431
Gerdau SA	940	12,163
Hyundai Steel Co.	321	31,169
JFE Holdings, Inc.	900	28,066
Kobe Steel Ltd.	1,000	2,198
Kumba Iron Ore Ltd.	30	1,703
Nippon Steel Corp.	8,000	25,145
OneSteel Ltd.	4,590	12,183
POSCO (ADR)	300	31,182
Sumitomo Metal Industries Ltd.	1,000	2,321
ThyssenKrupp AG	930	34,216

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

United States Steel Corp.	55	$2,353
Usinas Siderurgicas de Minas Gerais SA	70	1,021
Usinas Siderurgicas de Minas Gerais SA (Preference Shares) – Class A	770	9,614
Vale SA	1,510	47,601
Vale SA (Preference Shares)	993	27,887
Vale SA (Sponsored ADR) (Local Preference Shares)	1,750	50,277
Vale SA (Sponsored ADR) – Class B	980	31,497

		463,982

		2,308,918

Equity:Other – 12.3%
Diversified/Specialty – 10.2%
BioMed Realty Trust, Inc.	2,300	42,205
British Land Co. PLC	6,836	55,812
CB Richard Ellis Group, Inc. – Class A(b)	1,100	20,185
Cheung Kong Holdings Ltd.	3,000	45,939
Coresite Realty Corp.(b)	1,500	22,590
Dexus Property Group	52,100	42,432
Digital Realty Trust, Inc.	1,250	74,662
Evergrande Real Estate Group Ltd.	120,000	51,078
Forest City Enterprises, Inc.(b)	684	9,980
Jones Lang LaSalle, Inc.	350	27,321
Kerry Properties Ltd.	13,000	72,220
Lend Lease Group	5,800	40,947
Mitsubishi Estate Co., Ltd.	4,000	70,074
Mitsui Fudosan Co., Ltd.	8,000	151,282
New World Development Ltd.	28,000	55,421
Savills PLC	3,700	19,502
Sumitomo Realty & Development Co., Ltd.	3,000	65,351
Sun Hung Kai Properties Ltd.	13,000	222,786
Swire Pacific Ltd.	2,500	35,520
Telecity Group PLC(b)	5,300	42,308
Unibail-Rodamco SE	300	62,594
UOL Group Ltd.	9,000	31,718
Vornado Realty Trust	850	74,282
Wereldhave NV	525	53,383

		1,389,592

Health Care – 1.6%
Chartwell Seniors Housing Real Estate Investment Trust	5,000	45,838
Health Care REIT, Inc.	1,775	90,703
Ventas, Inc.	1,575	84,357

		220,898

Triple Net – 0.5%
Entertainment Properties Trust	1,400	64,722

		1,675,212

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 6.8%
Regional Mall – 3.6%
BR Malls Participacoes SA	5,100	$48,741
CapitaMall Trust	18,000	27,650
CBL & Associates Properties, Inc.	1,400	21,952
Multiplan Empreendimentos Imobiliarios SA	1,500	34,406
Simon Property Group, Inc.	1,825	175,236
Taubman Centers, Inc.	825	38,297
Westfield Group	12,000	145,949

		492,231

Shopping Center/Other Retail – 3.2%
Corio NV	950	69,829
Developers Diversified Realty Corp.	3,400	43,860
Eurocommercial Properties N.V.	650	32,175
Japan Retail Fund Investment Corp.	15	23,362
Kimco Realty Corp.	2,500	43,075
Klepierre	2,100	81,750
Link REIT (The)	13,000	40,208
RioCan Real Estate Investment Trust (Toronto)	1,306	29,516
Tanger Factory Outlet Centers	450	21,564
Weingarten Realty Investors	1,725	41,624

		426,963

		919,194

Residential – 5.3%
Multi-Family – 4.2%
BRE Properties, Inc.	1,200	51,516
Camden Property Trust	1,350	66,947
Colonial Properties Trust	1,100	19,723
Equity Residential	1,500	72,945
Essex Property Trust, Inc.	300	33,888
Home Properties, Inc.	950	51,728
KWG Property Holding Ltd.	48,500	38,414
Mid-America Apartment Communities, Inc.	925	56,453
Rossi Residencial SA	4,600	45,072
Stockland	12,600	46,660
UDR, Inc.	2,900	65,192
Wing Tai Holdings Ltd.	20,000	27,143

		575,681

Self Storage – 1.1%
Big Yellow Group PLC	4,330	23,047
Extra Space Storage, Inc.	2,250	36,450
Public Storage	850	84,337

		143,834

		719,515

Office – 3.9%
Office – 3.9%
Allied Properties Real Estate Investment Trust	1,300	28,628
Beni Stabili SpA	21,700	22,065
Boston Properties, Inc.	475	40,940

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Brandywine Realty Trust	1,400	$16,758
Brookfield Properties Corp.	2,600	45,214
Castellum AB	3,900	51,098
Cominar Real Estate Investment Trust	1,787	38,004
Corporate Office Properties Trust SBI MD	300	10,647
Derwent London PLC	1,600	38,984
Douglas Emmett, Inc.	2,250	40,365
Duke Realty Corp.	900	11,223
Dundee Real Estate Investment Trust	496	14,205
Great Portland Estates PLC	7,300	40,426
Hongkong Land Holdings Ltd.	10,000	69,038
ING Office Fund	31,200	18,857
Japan Real Estate Investment Corp.	4	38,508
Sponda Oyj	1,600	8,060

		533,020

Lodging – 2.4%
Lodging – 2.4%
DiamondRock Hospitality Co.(b)	2,800	29,624
Great Eagle Holdings Ltd.	7,000	20,976
Hersha Hospitality Trust	5,400	32,940
Hyatt Hotels Corp.(b)	600	24,180
InnVest Real Estate Investment Trust	4,500	30,224
Intercontinental Hotels Group PLC	2,350	45,386
Kosmopolito Hotels International Ltd.(b)	33,000	6,982
LaSalle Hotel Properties	1,350	31,981
Sunstone Hotel Investors, Inc.(b)	1,700	18,445
Whitbread PLC	2,000	54,256
Wyndham Worldwide Corp.	1,100	31,625

		326,619

Industrials – 1.2%
Industrial Warehouse Distribution – 1.0%
Ascendas Real Estate Investment Trust	22,000	35,116
Global Logistic Properties Ltd.(b)	13,000	23,302
ProLogis	5,200	70,980

		129,398

Mixed Office Industrial – 0.2%
Goodman Group	51,000	31,546

		160,944

Food Beverage & Tobacco – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	750	24,990
Bunge Ltd.	620	37,243

		62,233

Total Common Stocks (cost $8,498,239)		9,311,574

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 27.5%
United States – 27.5%
U.S. Treasury Inflation Index
1.375%, 7/15/18-1/15/20 (TIPS)	$211	$229,070
1.875%, 7/15/13-7/15/19 (TIPS)	812	887,738
2.00%, 7/15/14-1/15/26 (TIPS)	386	429,186
2.125%, 1/15/19-2/15/40 (TIPS)	144	166,624
2.375%, 1/15/25-1/15/27 (TIPS)	329	394,371
2.50%, 7/15/16 (TIPS)	329	378,289
2.625%, 7/15/17 (TIPS)	221	259,487
3.00%, 7/15/12 (TIPS)	239	254,326
3.375%, 1/15/12 (TIPS)(c)	361	378,424
3.625%, 4/15/28 (TIPS)	184	255,163
3.875%, 4/15/29 (TIPS)	72	103,826

Total Inflation-Linked Securities (cost $3,525,983)		3,736,504

	Shares
WARRANTS – 0.2%
Materials – 0.2%
Diversified Metals & Mining – 0.1%
Hon Hai Precision, Credit Suisse, expiring 9/15/14(b)	434	2,053
Jindal Steel & Power Ltd., Deutsche Bank AG, expiring 4/16/19(b)	146	2,292
JSW Steel Ltd., Merrill Lynch Intl & Co., expiring 6/21/12(a)(b)	33	994
Kinross Gold Corp., expiring 9/17/14(b)	9	37
Sesa Goa Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	135	972
Steel Authority of India Ltd., Merril Lynch Intl & Co., expiring 3/25/14(a)(b)	2,263	9,890
Sterlite Industries India Ltd., Merril Lynch Intl & Co., expiring 3/24/11(b)	526	1,998

		18,236

Steel – 0.1%
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(b)	1,130	14,992

		33,228

Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development, expiring 6/01/11(b)	1,200	464

Total Warrants (cost $32,944)		33,692

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(d) (cost $323,272)	323,272	$323,272

Total Investments – 98.6% (cost $12,380,438)		13,405,042
Other assets less liabilities – 1.4%		191,788

Net Assets – 100.0%		$13,596,830

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	4	January 2011	$221,278	$234,600	$13,322
Lean Hogs Futures	3	December 2010	89,157	79,440	(9,717)
Platinum Futures	2	January 2011	156,866	170,710	13,844
Soybean Futures	2	December 2010	60,208	67,540	7,332

Sold Contracts
Brent Crude Oil Futures	3	December 2010	239,635	250,140	(10,505)
Corn Futures	3	December 2010	52,579	87,300	(34,721)
Gold 100 OZ Futures	1	December 2010	122,467	135,760	(13,293)
Nickel Futures	1	January 2011	137,999	137,922	77

					$(33,661)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Pay Fixed rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJ-UBS Index	13,317	0.165	$4,013	11/15/10	Citibank	$43,893
Receive	DJ-UBS Index	334	0.165	100	11/15/10	Citibank	1,612

							$45,505

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $57,128 or 0.4% of net assets.

(b)	Non-income producing security.

(c)	An amount of U.S. $198,921 has been segregated to collateralize margin requirements for the open futures contracts at October 31, 2010.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,057,166)	$13,081,770
Affiliated issuers (cost $323,272)	323,272
Cash	259,153	(a)
Foreign currencies, at value (cost $22,128)	22,159
Receivable for investment securities sold and foreign currency transactions	217,393
Deferred offering expenses	162,667
Receivable for capital stock sold	145,491
Unrealized appreciation on total return swap contracts	45,505
Interest and dividends receivable	31,232
Receivable due from Adviser	13,319
Receivable for variation margin on futures contracts	790

Total assets	14,302,751

Liabilities
Payable for investment securities purchased and foreign currency transactions	383,916
Offering expenses payable	158,429
Audit fee payable	46,992
Transfer Agent fee payable	13,917
Distribution fee payable	431
Accrued expenses and other liabilities	102,236

Total liabilities	705,921

Net Assets	$13,596,830

Composition of Net Assets
Capital stock, at par	$12,073
Additional paid-in capital	12,372,919
Undistributed net investment income	205,073
Accumulated net realized loss on investment and foreign currency transactions	(29,362)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,036,127

	$13,596,830

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,122,528	99,778	$11.25	*

C	$279,535	24,974	$11.19

Advisor	$963,185	85,510	$11.26

R	$11,228	1,000	$11.23

K	$11,247	1,000	$11.25

I	$11,265	1,000	$11.27

1	$11,248	1,000	$11.25

2	$11,186,594	993,000	$11.27

*	The maximum offering price per share for Class A shares was $11.75 which reflects a sales charge of 4.25%.

(a)	An amount of $13,043 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2010.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended March 8, 2010(a) to October 31, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,339)	$136,159
Affiliated issuers	292
Interest	50,924	$187,375

Expenses
Management fee (see Note B)	51,488
Distribution fee—Class A	437
Distribution fee—Class C	658
Distribution fee—Class R	33
Distribution fee—Class K	16
Distribution fee—Class 1	16
Transfer agency—Class A	3,106
Transfer agency—Class C	2,733
Transfer agency—Advisor Class	4,444
Transfer agency—Class R	16
Transfer agency—Class K	15
Transfer agency—Class I	13
Transfer agency—Class 1	14
Transfer agency—Class 2	15,074
Amortization of offering expenses	173,031
Custodian	108,918
Administrative	60,000
Audit	46,992
Legal	35,463
Printing	25,127
Registration fees	12,232
Directors’ fees	11,023
Miscellaneous	10,474

Total expenses	561,323
Less: expenses waived and reimbursed by the Adviser (see Note B)	(508,675)

Net expenses		52,648

Net investment income		134,727

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,973	)(b)
Futures contracts		(71,724)
Swap contracts		345,307
Foreign currency transactions		(3,006)
Net change in unrealized appreciation/depreciation of:
Investments		1,024,067	(c)
Futures contracts		(33,661)
Swap contracts		45,505
Foreign currency denominated assets and liabilities		216

Net gain on investment and foreign currency transactions		1,298,731

Contributions from Adviser (see Note B)		289

Net Increase in Net Assets from Operations		$1,433,747

(a)	Commencement of operations.

(b)	Net of foreign capital gains taxes of $270.

(c)	Net of increase in accrued foreign capital gains taxes of $537.

See notes to consolidated financial statements.

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	March 8, 2010(a) to October 31, 2010
Increase in Net Assets from Operations
Net investment income	$134,727
Net realized gain on investment and foreign currency transactions	262,604
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,036,127
Contributions from Adviser (see Note B)	289

Net increase in net assets from operations	1,433,747
Capital Stock Transactions
Net increase	12,163,083

Total increase	13,596,830
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $205,073)	$13,596,830

(a)	Commencement of operations.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, Multi-Asset Inflation Strategy Portfolio) (the “Portfolio”). As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy commenced operations on January 26, 2010. The Portfolio and the Subsidiary commenced operations on March 8, 2010. This consolidated report relates to the Real Asset Strategy and the Subsidiary. The Portfolio offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class 2. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of October 31, 2010, the Adviser was the sole shareholder of Class A, Class C, Class R, Class K, Class I, Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Notes to Consolidated Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Energy	$1,475,156	$1,115,603		$15,160	$2,605,919
Materials	1,023,996	1,284,922		—	2,308,918
Equity:Other	556,845	1,118,367		—	1,675,212
Retail	498,271	420,923		—	919,194
Residential	584,251	135,264		—	719,515
Office	245,984	287,036		—	533,020
Lodging	206,001	120,618		—	326,619
Industrials	94,282	66,662		—	160,944
Food Beverage & Tobacco	62,233	—		—	62,233
Inflation-Linked Securities	—	3,736,504		—	3,736,504
Warrants	501	—		33,191	33,692
Short-Term Investments	323,272	—		—	323,272

Total Investments in Securities	5,070,792	8,285,899	+	48,351	13,405,042
Other Financial Instruments* :
Assets
Futures Contracts	34,575	—		—	34,575	#
Total Return Swap Contracts	—	45,505		—	45,505

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$(68,236)	$—	$—	$(68,236	)#

Total	$5,037,131	$8,331,404	$48,351	$13,416,886

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the consolidated portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Energy	Warrants	Total
Balance as of 3/8/10(a)	$—	$—	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	(1,361)	(1,361)
Change in unrealized appreciation/depreciation	2,016	295	2,311
Net purchases (sales)	13,144	34,257	47,401
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 10/31/10	$15,160	$33,191	$48,351

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/10*	$2,016	$295	$2,311

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Notes to Consolidated Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $315,838 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until March 8, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011, after which it may be terminated by either party. For the period ended October 31, 2010, the amount of such fees waived was $448,675, which is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the period ended October 31, 2010, the Adviser reimbursed the Portfolio $289 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2010, the Adviser voluntarily waived such fee in the amount of $60,000.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Notes to Consolidated Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,082 for the period ended October 31, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2010 is as follows:

Market Value March 8, 2010(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2010 (000)	Dividend Income (000)
$ 0	$10,422	$10,099	$323	$0	*

(a)	Commencement of operations.
*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended October 31, 2010 amounted to $6,837, of which $40 and $67, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $26,992, $13,992, $13,929

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

and $9,144 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,449,680	$2,857,877
U.S. government securities	5,041,455	1,568,854

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and swap transactions) are as follows:

Cost	$12,767,820

Gross unrealized appreciation	$1,276,030
Gross unrealized depreciation	(357,873)

Net unrealized appreciation	$918,157

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Notes to Consolidated Financial Statements

Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the period ended October 31, 2010, the Portfolio entered into futures contracts for hedging purposes and to increase exposure to underlying asset classes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2010, the Portfolio entered into total return swaps to increase exposure to underlying asset classes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Notes to Consolidated Financial Statements

At October 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts			Payable for variation margin on futures contracts	$33,661	*

Equity contracts	Unrealized appreciation on total return swap agreements	$45,505

Total		$45,505		$33,661

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the period ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(71,724)	$(33,661)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	345,307	45,505

Total		$273,583	$11,844

For the period ended October 31, 2010, the average monthly original value of futures contracts was $1,363,261 and average monthly notional amount of total return swaps was $3,590,744.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	March 8, 2010(a) to October 31, 2010	March 8, 2010(a) to October 31, 2010

Class A
Shares sold	99,826	$1,054,527

Shares redeemed	(48)	(538)

Net increase	99,778	$1,053,989

Class C
Shares sold	24,974	$250,712

Net increase	24,974	$250,712

Advisor Class
Shares sold	85,510	$888,382

Net increase	85,510	$888,382

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class I
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

	Shares	Amount
	March 8, 2010(a) to October 31, 2010	March 8, 2010(a) to October 31, 2010

Class 2
Shares sold	993,000	$9,930,000

Net increase	993,000	$9,930,000

(a)	Commencement of operations.

NOTE F

Basis for Consolidation

The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2010, net assets of the Portfolio were $13,596,830, of which $2,317,304, or approximately 17.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivatives transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended October 31, 2010.

NOTE I

Distributions to Shareholders

There were no distributions paid by the Portfolio during the fiscal period ended October 31, 2010.

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$527,677
Accumulated capital and other gains/losses	(11,543	)(a)
Unrealized appreciation/(depreciation)	918,157	(b)

Total accumulated earnings/(deficit)	$1,434,291

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward of $11,543 which expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, the tax treatment of passive foreign investment companies and real estate investment trusts (REITs), and the tax treatment of earnings from the Subsidiary.

During the current fiscal period, permanent differences primarily due to the tax treatment of swap income, foreign currency reclassification, the book/tax differences associated with the treatment of earnings from the Subsidiary, and the tax treatment of passive foreign investment companies resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.21
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.25

Net asset value, end of period	$ 11.25

Total Return
Total investment return based on net asset value(e)	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.05%
Expenses, before waivers/reimbursements(f)(g)	7.68%
Net investment income(c)(f)(g)	.80%
Portfolio turnover rate	42%

See footnote summary on page 48.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.15
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.19

Net asset value, end of period	$ 11.19

Total Return
Total investment return based on net asset value(e)	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.75%
Expenses, before waivers/reimbursements(f)(g)	11.21%
Net investment income(c)(f)(g)	.65%
Portfolio turnover rate	42%

See footnote summary on page 48.

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.18
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.26

Net asset value, end of period	$ 11.26

Total Return
Total investment return based on net asset value(e)	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.75%
Expenses, before waivers/reimbursements(f)(g)	8.89%
Net investment income(c)(f)(g)	1.46%
Portfolio turnover rate	42%

See footnote summary on page 48.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized gain on investment and foreign currency transactions	1.13
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.23

Net asset value, end of period	$ 11.23

Total Return
Total investment return based on net asset value(e)	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.25%
Expenses, before waivers/reimbursements(f)(g)	8.66%
Net investment income(c)(f)(g)	1.50%
Portfolio turnover rate	42%

See footnote summary on page 48.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment and foreign currency transactions	1.13
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.25

Net asset value, end of period	$ 11.25

Total Return
Total investment return based on net asset value(e)	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.00%
Expenses, before waivers/reimbursements(f)(g)	8.39%
Net investment income(c)(f)(g)	1.76%
Portfolio turnover rate	42%

See footnote summary on page 48.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.14
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.27

Net asset value, end of period	$ 11.27

Total Return
Total investment return based on net asset value(e)	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.75%
Expenses, before waivers/reimbursements(f)(g)	8.11%
Net investment income(c)(f)(g)	1.99%
Portfolio turnover rate	42%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment and foreign currency transactions	1.13
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.25

Net asset value, end of period	$ 11.25

Total Return
Total investment return based on net asset value(e)	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.00%
Expenses, before waivers/reimbursements(f)(g)	8.39%
Net investment income(c)(f)(g)	1.78%
Portfolio turnover rate	42%

See footnote summary on page 48.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.14
Contributions from Adviser(d)	.00

Net increase in net asset value from operations	1.27

Net asset value, end of period	$ 11.27

Total Return
Total investment return based on net asset value(e)	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.75%
Expenses, before waivers/reimbursements(f)(g)	8.14%
Net investment income(c)(f)(g)	2.01%
Portfolio turnover rate	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AllianceBernstein Bond Fund, Inc.

and Shareholders of the AllianceBernstein Real Asset Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.) (the “Portfolio”), formerly known as AllianceBernstein Multi Asset Inflation Strategy Portfolio, including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations, consolidated statement of changes in net assets, and financial highlights for the period March 8, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Real Asset Strategy Portfolio of AllianceBernstein Bond Fund, Inc. at October 31, 2010, and the consolidated results of their operations, changes in their net assets and the financial highlights for the period March 8, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to designations made by the Portfolio during the taxable period ended October 31, 2010.

For the taxable period ended October 31, 2010, the Portfolio designates $136,451 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Drew W. Demakis(2), Vice President Joshua B. Lisser(2) , Vice President

Teresa Marziano(2), Vice President

Jonathan E. Ruff(2) , Vice President

Greg J. Wilensky(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Real Asset Strategy Team. Ms. Teresa Marziano and Messrs. Drew W. Demakis, Joshua B. Lisser, Jonathan E. Ruff and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas NewYork, New York 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 78 (2002)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975 – 1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person”, as defined in the “40 Act”, due to his position as Senior Vice President of AllianceBernstein.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Drew W. Demakis 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Joshua B. Lisser 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Teresa Marziano 56	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Jonathan E. Ruff 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser,** and Director of Stable Value Investments, with which he has been associated since prior to 2005.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Multi-Asset Inflation Strategy (“Multi-Asset Strategy” or “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”).

Multi-Asset Strategy’s investment objective is to maximize real return. Real return equals total return less the estimated effect of inflation. The Strategy pursues its investment objective through investing in foreign and domestic investments, including inflation-protected fixed-income securities, real estate equities, commodity-related equities and physical commodities. While Multi-Asset Strategy will have broad flexibility to choose among investments and asset classes, the Adviser expects that, given the current market environment, the Strategy will take roughly equal exposure to real estate stocks, commodity-related stocks, and Treasury Inflation Protected Securities (“TIPS”) collateralized commodity derivatives. In addition, the Strategy may implement active long and short currency positions, primarily through currency-related derivatives such as forward contracts, for speculative reasons.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on January 21, 2010.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser has proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Strategy is set forth in the table below:

Strategy	Advisory Fee
Multi-Asset Strategy	0.75% of Average Daily Net Assets

The Adviser proposes to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services.

The Adviser proposes to set expense caps, set forth below, for its share classes for an initial period ending October 31, 2011. The expense limitation agreement will terminate three years after the Strategy commences operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the Strategy’s operating expenses, which will be paid initially by the Adviser, to the extent that the reimbursement does not cause the expense ratios of the Strategy’s share classes to not exceed the expense caps. Either the Adviser or Strategy may terminate the agreement on sixty days’ notice.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio		Fiscal Year End
Multi-Asset Strategy	Advisor Class A Class C Class R Class K Class I3 Class 1 Class 2[3]	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	1.43 1.73 2.43 1.93 1.68 1.43 1.68 1.43	% % % % % % % %	October 31

3	Class 2 shares will have the same characteristics as Class I shares. However, Class 2 shares, unlike Class I shares, will incur no pension plan participant post recordkeeping charges.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategy.4 Although, the Adviser represented that there is no category in

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts to be opened in the last three years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

the Form ADV for institutional products that have a substantially similar investment style as the Strategy, the Strategy consist of investments in various asset classes for which the Adviser does have institutional counterparts for certain of those asset classes. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategy may employ, with greater frequency, the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategy consists. Also shown below are what would have been the effective advisory fee of the Strategy had the advisory fee schedules of the institutional accounts been applicable to the Strategy based on the initial estimate of the Strategy net assets:

AB Institutional Account Category[5]	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. REIT	$100.0	70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.575%

U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

In addition to the institutional categories above, the Adviser manages single asset class retail mutual funds that have a somewhat similar investment style as that of one of the Strategy’s multi-asset components and their advisory fee schedules are set forth in the table below:

Fund	Advisory Fee
AllianceBernstein Global Real Estate Investment Fund, Inc.	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

AllianceBernstein Institutional Funds, Inc. – Global Real Estate Investment Fund II	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the AVPS portfolio whose investment style is similar to that of one of the Strategy’s multi-asset components.

5

Although there is no investment category in the Adviser’s Form ADV for commodity related securities, the Adviser does have experience in managing commodity related securities. Various AllianceBernstein Mutual Funds own commodity stocks.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

AVPS Portfolio	Advisory Fee[6]
Real Estate Investment Portfolio	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of one of the Strategy’s multi-asset components:

Fund	Luxembourg Fund	Fee[7]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

The Adviser has represented that there are no sub-advisory relationships managed by the Adviser that have a substantially similar investment style as any of the Strategy’s multi-asset components.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategy’s rankings with respect to the proposed management fees relative to the median of the Strategy’s Lipper Expense Group (“EG”) at the approximate current asset level of the Strategy.8

6	Except for Small Cap Growth Portfolio and Global Thematic Growth Fund, Inc., the advisory fees of the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis. The advisory fees of Small Cap Growth Portfolio and Global Thematic Fund, Inc. are based on the percentage of each Fund’s net assets at quarter end and are paid on a quarterly basis.

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)9 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[10],[11]	Lipper Exp. Group Median (%)	Rank
Multi-Asset Strategy	0.750	1.000	1/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EGs and Lipper Expense Universes (“EU”). Lipper describes the EU as a broader group, consisting of all funds with the same investment classification/objective as the subject Strategy.12 The results of that comparison are set forth below:

Strategy	Expense Ratio (%)11,[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Multi-Asset Strategy	1.050	1.475	1/10	1.343	1/14

Based on this analysis, the Strategy has equally favorable ranking on a management fee and total expense ratio basis.

9	The Adviser asked Lipper to anticipate that the Strategy’s asset size would be approximately $100 million.

10	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

11	The Strategy’s contractual management fee and total expense ratio is based on an initial estimate of the Strategy’s net assets of $100 million.

12	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Information on the Strategy’s total expense ratios pertain to the Strategy’s Class A shares.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategy has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategy.

In addition to the Adviser’s future direct profits from managing the Strategy, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategy and may earn a profit from providing non-investment services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategy’s transfer agent. Fees and reimbursements for out of

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Strategy may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Strategy will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules. Note that the fee structures identified in this note are not applicable to the Strategy.

15	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE STRATEGY

With assets under management of approximately $496 billion as of December 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

Because the Strategy has not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategy, there is no performance history shown in this summary. The Strategy’s benchmark was originally proposed to be the Barclays Capital 10+ year U.S. TIPS Index (“Barclays Index”), but was changed prior to the commencement of the Strategy’s operations to MSCI All Country World Commodity Producers Index as the primary index with the Dow Jones-UBS Commodity Index and the Barclay Index as secondary benchmarks.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. The Senior Officer suggested that the Board of Directors consider discussing the Strategy’s proposed advisory fee schedule, which has no breakpoints, with the Adviser, unlike the advisory fee schedules of other AllianceBernstein Mutual Funds. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 25, 2010

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0151-1010

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit -Related Fees	Tax Fees
-AllianceBernstein Intermediate Bond Portfolio	2009	$44,837	$7,764	$5,564
	2010	$44,500	$—	$11,924
-AllianceBernstein Bond Inflation Strategy	2009	$—	$—	$—
	2010	$33,375	$—	$11,089
-AllianceBernstein Municipal Bond Inflation Strategy	2009	$—	$—	$—
	2010	$23,468	$—	$11,089
-AllianceBernstein Real Asset Strategy	2009	$—	$—	$—
	2010	$26,250	$—	$20,742

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AllianceBernstein Intermediate Bond Portfolio	2009	$787,985	$257,174
			$(251,610)
			$(5,564)
	2010	$704,104	$139,639
			$(127,715)
			$(11,924)
-AllianceBernstein Bond Inflation Strategy	2009	$—	$—
			$—
			$—
	2010	$575,554	$11,089
			$—
			$(11,089)
-AllianceBernstein Municipal Bond Inflation Strategy	2009	$—	$—
			$—
			$—
	2010	$575,554	$11,089
			$—
			$(11,089)
-AllianceBernstein Real Asset Strategy	2009	$—	$—
			$—
			$—
	2010	$585,207	$20,742
			$—
			$(20,742)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 28, 2010

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 28, 2010